UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
ITRON, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Itron

WE CREATE A MORE RESOURCEFUL WORLD

2024
PROXY STATEMENT

When:
May 9, 2024 at
9:00 a.m., Central Time
Where:
Virtual Meeting – see details on the right
Who Can Vote:
Shareholders of
Itron’s common stock
as of the record date,
March 5, 2024
Attending the Meeting:
Shareholders who wish to
attend the meeting virtually
should review the instructions
set forth below under
“Attending the Annual Meeting.”
Important notice regarding the
availability of proxy materials for the
shareholder annual meeting to be
held on May 9, 2024. Our 2024
proxy statement is attached and,
along with the Annual Report, is
available for all shareholders at
https://materials.proxyvote.com.
Financial and other information
concerning Itron is contained in our
Annual Report for the 2023 fiscal year.
Your vote is very important.
To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the voting instruction form on the website noted above, or review the section titled “Quorum and Voting” in the proxy statement. Any shareholder attending the annual meeting may vote in person (virtually) even if that shareholder has returned a proxy.
ITRON, INC. 2111 N. Molter Road Liberty Lake, Washington 99019
Notice of 2024
ANNUAL MEETING OF SHAREHOLDERS
We are holding our annual meeting via a “virtual” format. Therefore, we cordially invite you to electronically attend the Annual Meeting of Shareholders of Itron, Inc., which will be held on May 9, 2024, at 9:00 a.m., Central Time. We are pleased to announce that this year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/ITRI2024
You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. As always, we encourage you to vote your shares prior to the annual meeting. The annual meeting will be held for the following purposes:
Items of Business:
1.	To elect four directors to the Company’s Board of Directors.
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2023.
3.	To approve the Itron, Inc. Third Amended and Restated 2010 Stock Incentive Plan.
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2024 fiscal year.
5.	To transact any other business that may properly come before the annual meeting.
Members of the Company’s management will not make any formal presentation as part of the annual meeting, but will be available to address questions from shareholders, as appropriate. In addition, we expect all of our director nominees, together with those directors continuing in office, will attend the annual meeting.
By Order of the Board of Directors,

Christopher E. Ware
Corporate Secretary

Liberty Lake, Washington
March 19, 2024

This proxy statement includes several website addresses and references to additional materials found on those websites. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission (SEC).

This proxy statement is being furnished to shareholders of Itron, Inc. (the Company or Itron) in connection with the solicitation by our Board of Directors of proxies for use at the 2024 annual meeting of shareholders. The meeting is scheduled to be held on May 9, 2024, at 9:00 a.m., Central Time, via live webcast through the link, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). We have made these materials available to you over the Internet, or have delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the annual meeting. This solicitation is for proxies for use at the annual meeting or at any reconvened meeting after an adjournment or postponement of the annual meeting. The Company’s principal executive office is at 2111 North Molter Road, Liberty Lake, Washington, 99019.
Attending the Annual Meeting
You are entitled to attend the virtual annual meeting only if you were a shareholder of record as of the Record Date for the annual meeting, or you hold a valid proxy for the annual meeting. You may attend the annual meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/ITRI2024 and using your 16-digit control number to enter the meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.
Internet Availability of Annual Meeting Materials
Our proxy materials will be available for you to access over the Internet. On or about March 19, 2024, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) directing shareholders to the website provided on the Notice where they can access our proxy materials and view instructions on how to vote via the Internet or by phone. The Notice will also provide instructions for obtaining paper copies of the proxy materials and a proxy card, if requested by a shareholder.
The following proxy materials will be available for you to review online:
•	The Company’s Notice of Annual Meeting of Shareholders;
•	The Company’s 2024 Proxy Statement;
•	The Company’s Annual Report to Shareholders for the year ended December 31, 2023 (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the Securities and Exchange Commission.
Proposals to Be Voted on at the Annual Meeting
At the annual meeting, we will consider and vote on the following proposals:
(1)
to elect four directors to the Itron, Inc. Board of Directors, one for a term of two years ending upon our 2026 annual meeting of shareholders, and three for a term of three years ending upon our 2027 annual meeting of shareholders;

(2)	to approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2023 (Say-on-Pay vote);
(3)	to approve the Itron Inc. Third Amended and Restated 2010 Stock Incentive Plan;
(4)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2024 fiscal year; and
(5)	to transact any other business that may properly come before the annual meeting.
Record Date and Outstanding Shares
Holders of record of our common stock at the close of business on March 5, 2024, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 45,841,836 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the four directors to be elected and one vote on each other
2024 PROXY STATEMENT	ITRON, INC.	1

Proxy Statement
matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of: (1) the election of the nominees for director; (2) the advisory approval of the compensation we paid our named executive officers in 2023; (3) the approval of the Itron, Inc. Third Amended and Restated 2010 Stock Incentive Plan; and (4) the ratification of Deloitte & Touche LLP as our independent registered public accountant for the 2024 fiscal year.
Quorum and Voting
Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. Our annual meeting will be through a virtual-only format solely through means of remote communication, and participation by such means shall constitute presence in person at the meeting. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Attendance by abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.
The following summarizes the votes required for passage of each proposal:
Proposal One – Election of Directors: Each nominee for director is elected by the vote of the majority of the votes cast with respect to that director’s election (meaning the number of votes cast “for” a nominee must exceed the number of votes cast “against” such nominee). Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares in the election of directors, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number one to the holder of record for your shares, they will not be voted in the election of directors.
Proposal Two – Say-on-Pay Vote (non-binding): The non-binding advisory vote on this proposal will be approved if the majority of votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number two to the holder of record for your shares, they will not be voted on this proposal.
Proposal Three – Approval of the Itron, Inc. Third Amended and Restated 2010 Stock Incentive Plan: The proposal will be approved if the majority of the votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number three to the holder of record for your shares, they will not be voted on this proposal.
Proposal Four – Ratification of Appointment of Independent Auditor: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2024 will be ratified if the majority of the votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do have discretionary authority to vote shares on this matter. Therefore, there will be no broker non-votes on the ratification of the Company’s independent registered public accountant.
Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted as follows: (i) FOR each of the four nominees presented under Proposal One and FOR Proposals Two, Three and Four; and (ii) in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.
2	ITRON, INC.	2024 PROXY STATEMENT

Proxy Statement
How to Vote Your Shares in Person and Participate at the Annual Meeting
This year’s annual meeting will be held entirely online. Shareholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/ITRI2024. To participate in the meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may also be voted electronically during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting.
How to Vote Your Shares without Attending the Annual Meeting
To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the shareholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the shareholder of record. This way your shares will be represented whether or not you are able to attend the meeting.
You may vote your shares in one of several ways, depending on how you own your shares.
Registered Shareholders (Shares held in your name)
Registered shareholders can vote in person, by Internet, by telephone, or by mail, by casting their vote as follows:
(1)
Accessing the Internet website specified in the Notice of Internet Availability and following the instructions provided on the website (or if printed copies of the proxy materials were requested, as specified in the printed proxy card);

(2)
Requesting a printed proxy card and either calling the telephone number specified on the proxy card and following the instructions provided on the phone line, or completing, signing, dating, and promptly mailing the proxy card in the envelope provided; or

(3)	Attending and voting in person at the annual meeting.
Beneficial Shareholders (Shares held in the name of a broker, bank, or other holder of record on your behalf)
If your shares are held in the name of a broker, bank, or other nominee or holder of record, follow the voting instructions on the voting instruction form provided to you by the holder of record to vote your shares.
Revocability of Proxies
Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked only by:
•	submitting a later-dated proxy by mail, by Internet or by telephone for the same shares at any time before the proxy is voted;
•	delivering written notice of revocation to the Corporate Secretary of the Company at any time before the vote; or
•	attending the annual meeting and voting in person.
If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).
Proxy Solicitation
The Board of Directors is responsible for the solicitation of proxies for the annual meeting. We have retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials and provide voting and tabulation services. We will bear the cost of such solicitation of proxies. We pay for the cost of proxy preparation and solicitation, and we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. We may solicit proxies by personal contact, mail, email or telephone. In addition, our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.
2024 PROXY STATEMENT	ITRON, INC.	3

PROPOSAL 1 – ELECTION OF DIRECTORS
The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been duly elected and qualified, or until his or her death, resignation, or removal from office. At the annual meeting, shareholders are being asked to elect one Class 1 director for a term of two years and three Class 2 directors for a term of three years, or in each case, until their death, resignation, or removal from office or their successors are duly elected and qualified. Sanjay Mirchandani, a Class 1 director appointed in July 2023, is being nominated in accordance with the Company’s Amended and Restated Bylaws, which state that a director elected to fill a Board vacancy shall only serve until the next election of directors by shareholders.
Unless authority is withheld, the persons named as proxies will vote for the election of the nominees listed below. If any of the nominees become unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.
Our Board has nominated the following persons for election to the Board. Each nominee is currently a director and has indicated that he is willing and able to continue to serve as a director.
Class 1 (to serve until the 2026 annual meeting)
Sanjay Mirchandani
Class 2 (to serve until the 2027 annual meeting)
Thomas L. Deitrich
Timothy M. Leyden
Santiago Perez
We have concluded that each of the nominees for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominees support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure.
The Board recommends that shareholders vote “FOR” the election of each of the director nominees.
4	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Class 1 Director Nominee – Two Year Term That Will Expire in 2026
AGE | 59 DIRECTOR SINCE | 2023 INDEPENDENT | Yes COMMITTEE Audit/Finance OTHER CURRENT PUBLIC DIRECTORSHIPS Commvault
Sanjay Mirchandani
President and CEO of Commvault

QUALIFICATIONS AND SKILLS

CYBERSECURITY: Expertise in cybersecurity crucial for modern business risk management gained through his executive leadership roles

INFORMATION TECHNOLOGY AND CLOUD COMPUTING: Former CIO of a multinational corporation

PRODUCT TECHNOLOGY: Valuable knowledge of product technology development and management with a focus on security software, IT automation and data solutions

GLOBAL EXPERTISE: Offers an international business perspective on global market dynamics and technological trends with his rich background in multinational companies

CAREER HIGHLIGHTS
» Technology and software industry executive with deep cybersecurity and IT management experience
» More than 20 years of expertise in IT leadership, cybersecurity, software development and global business strategy
» Serves key leadership and advisory roles in technology firms at the critical intersection of IT and security

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE	MERGERS AND ACQUISITIONS
CYBERSECURITY	INFORMATION TECHNOLOGY
2024 PROXY STATEMENT	ITRON, INC.	5

MORE INFORMATION ABOUT OUR DIRECTORS
Class 2 Director Nominees – Three Year Term That Will Expire in 2027
AGE | 57 DIRECTOR SINCE | 2019 INDEPENDENT | No OTHER CURRENT PUBLIC DIRECTORSHIPS Onsemi Corporation
Thomas L. Deitrich
President and CEO of Itron

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Enriches the board with more than 25 years of executive experience in the global technology industry and informed perspective as CEO of Itron

INDUSTRY EXPERIENCE: As CEO, brings crucial utility insights into Itron’s global operations, finances and product development from a management view

MANUFACTURING AND/OR SUPPLY CHAIN EXPERIENCE: Leverages extensive expertise in manufacturing and supply chain management in technology and machinery industries

PRODUCT TECHNOLOGY: Offers a rich executive background in technology business, with roles in business development and product research, development and manufacturing

CAREER HIGHLIGHTS
» Technology industry executive with extensive experience in industrial IoT, networking and smart utility management
» Expertise in product management, research and development, supply chain management and business development in several industries, including industrial equipment, telecommunications and semiconductors

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	INDUSTRY EXPERTISE
GLOBAL EXPERIENCE	MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE
GOVERNMENT EXPERTISE	MERGERS AND ACQUISITIONS	CYBERSECURITY
6	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
AGE | 72 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of Audit/Finance
Timothy M. Leyden
Retired Western Digital Senior Executive

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: More than 43 years of executive management experience across diverse sectors, including CIO, CFO and COO roles

GLOBAL EXPERIENCE: Enriches the board with international business insights from a career across U.S. and U.K. multinationals and leading teams in Europe, Asia and the Americas

FINANCIAL LITERACY: Leverages executive level finance experience, including as former CFO

MERGERS AND ACQUISITIONS: Leverages his strong background in executing successful mergers, playing a pivotal role in company expansions, integrations and market growth

CAREER HIGHLIGHTS
» Operational and finance industry executive with extensive experience in hardware, software and consumer goods sectors
» Diverse background in finance, operations, manufacturing, IT, strategy and a broad range of business functions, including marketing, engineering, sales, purchasing and HR
» Member of the Chartered Institute of Management Accountants

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	MERGERS AND ACQUISITIONS
2024 PROXY STATEMENT	ITRON, INC.	7

MORE INFORMATION ABOUT OUR DIRECTORS
AGE | 59 DIRECTOR SINCE | 2021 INDEPENDENT | Yes COMMITTEE Nominating & Corporate Governance and Compensation
Santiago Perez
CEO of The Hiller Companies

QUALIFICATIONS AND SKILLS

INDUSTRY EXPERIENCE: Brings 30 years of diverse global management experience in high-tech industries, including energy, HVAC&R, building automation and industrial automation sectors

MANUFACTURING AND SUPPLY CHAIN EXPERTISE: Leads with extensive experience in global supply chain management, product development and engineering

MARKETING/SALES EXPERTISE: Leverages valuable experience in driving sales, distribution, contracting and service operations across global markets, including software-as-a-service recurring revenue

PRODUCT TECHNOLOGY: Offers unique insight from leading innovative global product development and engineering initiatives for major corporations

CAREER HIGHLIGHTS
» High-tech executive with expertise in sales, product management, service operations and digital transformation in complex business environments
» Held various leadership roles, including CEO and senior advisory positions in high-tech and environmental services industries

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE	GOVERNMENT EXPERTISE
MERGERS AND ACQUISITIONS
8	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Current Class 1 Directors – Directors with Terms That Will Expire in 2026
AGE | 48 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Audit/Finance OTHER CURRENT PUBLIC DIRECTORSHIPS CONMED Corporation, Indivior PLC, R&Q Insurance Holdings Ltd
Jerome J. Lande
Deputy CIO and Managing Partner
at Scopia Capital Management LP

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Experienced investment manager well-suited to advise on strategic business decisions

FINANCIAL LITERACY: 25 years of experience in financial strategy from executive leadership at several asset management and equity investment firms

PUBLIC BOARD AND GOVERNANCE: Serves actively on boards in the medical technology, pharmaceuticals and insurance sectors

MARKETING/SALES EXPERIENCE: Extensive experience in corporate development, applying market dynamics and investment strategies to drive business expansion and value creation

CAREER HIGHLIGHTS
» Asset management firm executive with a strong background in equity investing and long-term value creation
» Plays a pivotal role in various executive advisory capacities, guiding firms in financial strategy and market expansion

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	MARKETING/ SALES EXPERTISE
MERGERS AND ACQUISITIONS
2024 PROXY STATEMENT	ITRON, INC.	9

MORE INFORMATION ABOUT OUR DIRECTORS
AGE | 66 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of Compensation and Member of Nominating & Corporate Governance OTHER CURRENT PUBLIC DIRECTORSHIPS Nordson Corporation
Frank M. Jaehnert
Retired President and CEO of Brady Corporation

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: 17 years of executive leadership experience in the manufacturing sector, driving business and profit growth as a former CEO, president and vice president

FINANCIAL LITERACY: Deep financial expertise as an SEC financial expert and former CFO, with broad experience in corporate strategy and audit committee leadership

GLOBAL EXPERIENCE: Extensive international business expertise, having successfully led geographic expansions and operations across multiple continents

MERGERS AND ACQUISITIONS: Able to contribute insights into strategic acquisitions and investments from effectively growing companies’ market presence and profitability

CAREER HIGHLIGHTS
» Manufacturing and finance industry executive with extensive experience in multinational corporate leadership and operations
» More than 30 years of expertise in international management, mergers and acquisitions and industrial operations
» Holds positions on several public company boards, including chair of the audit committee for a large manufacturing company
» Earned recognition as one of the first professionals to become NACD Directorship Certified

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MERGERS AND ACQUISITIONS
10	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Current Class 3 Directors – Directors with Terms That Will Expire in 2025
AGE | 59 DIRECTOR SINCE | 2022 INDEPENDENT | Yes COMMITTEE Audit/Finance OTHER CURRENT PUBLIC DIRECTORSHIPS EverGen Infrastructure Corp.
Mary C. Hemmingsen
Former Partner/Industry Leader
KPMG and Power & Utilities Executive

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Brings leadership experience in rationalizing operations and growth in market capture as Advisory Partner, SVP, GM and CPO, adding unique expertise to supply chain management, risk management and government relations activities

PUBLIC BOARD AND GOVERNANCE EXPERIENCE: Leverages extensive board experience, contributing unique governance insights into the business operations and challenges from a diverse set of companies

INDUSTRY EXPERIENCE: Maintains an extensive global network and brings more than 20 years of power system and utility industry expertise, including senior executive positions in planning, procurement, business operations, and development and project delivery

FINANCIAL LITERACY: CPA qualified at KPMG, with broad experience in investment finance and asset management, overseeing financial processes and business financial risks

CAREER HIGHLIGHTS
» Global energy and infrastructure industry leader with deep cross-sectional utility industry expertise in roles with KPMG, Brookfield and BC Hydro
» More than 30 years of expertise in finance, asset management, business development, project delivery in evolving and regulated markets and in leading governance practices as founding member of Extraordinary Women on Boards
» Strategy delivery and executive advisor for a variety of energy and infrastructure industry organizations

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	INDUSTRY EXPERTISE
GLOBAL EXPERIENCE	MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	GOVERNMENT EXPERTISE	MERGERS AND ACQUISITIONS
2024 PROXY STATEMENT	ITRON, INC.	11

MORE INFORMATION ABOUT OUR DIRECTORS
AGE | 71 DIRECTOR SINCE | 2013 INDEPENDENT | Yes COMMITTEE Chair of Nominating & Corporate Governance and Member of Compensation
Lynda L. Ziegler
Former Executive Vice President of
Power Delivery Services at Southern California Edison

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Held executive positions at one of the nation’s largest electric utilities and two terms as Itron’s Chair and a term as Vice Chair of the Board

INDUSTRY EXPERIENCE: Extensive knowledge of the electric utility industry, including management of customer service, transmission and distribution, and information technology to deliver power to over 5 million customers

MARKETING/SALES EXPERTISE: Brings deep experience in marketing and communications for customer-focused initiatives in smart meter technology

INFORMATION TECHNOLOGY: Draws on extensive background in overseeing critical IT infrastructure of electric utilities

CAREER HIGHLIGHTS
» Utility industry executive with key industry expertise in customer service, all aspects of energy management and power delivery
» More than 30 years of experience in the electric utility industry, including key roles in customer relations, regulatory matters and power delivery
» Served on advisory, leadership and founding roles in organizations representing utilities, energy management and health care

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	INDUSTRY EXPERTISE	MARKETING/SALES EXPERTISE
GOVERNMENT EXPERTISE	INFORMATION TECHNOLOGY
12	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
AGE | 64 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of the Board OTHER CURRENT PUBLIC DIRECTORSHIPS Lightning eMotors, Inc.
Diana D. Tremblay
Former General Motors Vice President of
Manufacturing and Global Business Services

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Contributes valuable insights gleaned from her leadership experience as vice president of manufacturing and of global business services

PUBLIC BOARD AND GOVERNANCE EXPERIENCE: Applies extensive board experience in strategy and corporate governance, from board roles and as lead independent director

GLOBAL EXPERIENCE: Brings expertise in managing international business operations, streamlining administrative processes worldwide, and improving global service quality

MANUFACTURING AND SUPPLY CHAIN EXPERTISE: Draws on her rich background in managing global manufacturing and supply chain processes in the automotive industry, including deep experience in a lower margin, long lead time cyclical business

CAREER HIGHLIGHTS
» More than 40 years of operational experience with General Motors as an engineer, plant manager, head of manufacturing and lead labor relations negotiator
» Served extensively in leadership positions on boards

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	MERGERS AND ACQUISITIONS	MANUFACTURING IMPROVEMENT AND PROCESSES
2024 PROXY STATEMENT	ITRON, INC.	13

MORE INFORMATION ABOUT OUR DIRECTORS
Snapshot of Directors and Director Nominees

Director and Director Nominee Qualifications
Our Nominating and Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to our business and business goals. Our skill criteria for our Board members includes a person with the following personal criteria: adheres to and demonstrates the highest ethical standards and personal and professional integrity; an effective negotiator, listener, and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company. In addition, we believe that certain skills and experience should be represented on the Board, as represented below, although not every Board member must possess all such skills and experience to be considered capable of making valuable contributions to the Board.
	Thomas L. Deitrich	Mary C. Hemmingsen	Frank M. Jaehnert	Jerome J. Lande	Timothy M. Leyden	Sanjay Mirchandani	Santiago Perez	Diana D. Tremblay	Lynda L. Ziegler
Executive Leadership Experience	■	■	■	■	■	■	■	■	■
Financial Literacy/CFO	■	■	■	■	■	■	■	■
Public Board and Governance Experience	■	■	■	■	■	■	■	■	■
Industry Expertise	■	■							■
Global Experience	■	■	■		■	■	■	■
Manufacturing and/or Supply Chain Expertise	■	■			■	■	■	■
Product Technology	■					■	■
Marketing/Sales Expertise	■			■		■	■		■
Government Expertise	■	■					■		■
Mergers and Acquisitions	■	■	■	■	■	■	■	■
Cybersecurity	■					■
Information Technology						■			■
Manufacturing Improvement and Processes								■
14	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Our Nominating and Corporate Governance Committee considers diversity as one of several factors relating to overall composition when recommending nominations to our Board. Although we do not have a formal policy governing how diversity is considered, our Governance Principles state that diversity is an aspect that should be considered with respect to director nominations. The Nominating and Corporate Governance Committee considers diversity by examining the entire Board membership and construes Board diversity broadly to include many factors, including, but not limited to, gender, age, race and ethnicity. As a result, the Nominating and Corporate Governance Committee strives to ensure when recommending nominations to our Board that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional, and industry experience and backgrounds, skills, and expertise. In addition, as part of our effort to provide for fresh perspectives and diverse views on our Board, our Governance Principles require that a director will not be nominated for a new term if, upon such nomination, the director would be 75 years of age or older or if the director has served five full terms on the Board, unless the Board determines it to be in the best interests of the Company’s shareholders to renominate the director.
The table below provides certain information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.
Board Diversity Matrix (As of March 19, 2024)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Director Qualifications and Attributes
We have concluded that all of our directors, including the nominees for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.
2024 PROXY STATEMENT	ITRON, INC.	15

MORE INFORMATION ABOUT OUR DIRECTORS
Compensation of Directors
The Nominating and Corporate Governance Committee annually reviews compensation paid to non-employee directors and makes recommendations for adjustment, as appropriate, to the Board. The Board last adjusted the compensation paid to non-employee directors effective May 12, 2022. Both equity and cash compensation paid to our directors in 2023 was determined using benchmark data from our peer companies provided by the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co. (F.W. Cook).
Compensation structure for directors(1)	2023
Regular retainer(2)
Total annual base retainer(3)	$240,000
Cash	$75,000
Stock	$165,000
Annual committee chair retainer (cash)
Compensation	$22,500
Nominating & Corporate Governance	$22,500
Audit/Finance	$25,000
Annual committee member retainer (cash)
Compensation	$7,500
Nominating & Corporate Governance	$7,500
Audit/Finance	$10,000
Board Chair retainer
Total annual Board Chair retainer(3)(4)	$340,000
Cash	$130,000
Stock	$210,000
Board Vice Chair retainer
Total annual Board Vice Chair retainer(3)	$280,000
Cash	$115,000
Stock	$165,000
(1)	Director compensation is payable quarterly at the beginning of each quarter.
(2)
Applies to our non-employee directors (other than our Board Chair and Vice Chair). Mr. Deitrich is our CEO. In accordance with our Governance Principles, our employee directors do not receive any compensation for serving on the Board.

(3)
In 2014, the Board adopted a policy that permits a director age 65 or older to elect to receive all of his or her retainer in cash, provided they continuously meet the stock ownership guidelines described under “Stock Ownership Guidelines.”

(4)	The Board Chair receives no additional retainers for serving on any of our committees.
16	ITRON, INC.	2024 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
2023 Director Compensation Table (for all non-employee Directors)
	ITRON, INC.
	Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(12)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary C. Hemmingsen(1)	85,000	203,003	—	—	—	—	288,003
Frank M. Jaehnert(2)(8)	105,000	165,025	—	—	—	—	270,025
Jerome J. Lande(1)(3)(4)	—	165,025	—	—	—	—	165,025
Timothy M. Leyden(5)	182,500	82,303	—	—	—	—	264,803
Sanjay Mirchandani(1)(6)	36,535	74,838	—	—	—	—	111,373
Santiago Perez(7)(8)	90,000	165,025	—	—	—	—	255,025
Gary E. Pruitt(1)(9)	125,000	—	—	—	—	—	125,000
Diana D. Tremblay(10)	130,000	210,043	—	—	—	—	340,043
Lynda L. Ziegler(7)(11)	271,875	55(13)	—	—	—	—	271,930
(1)	Member of the Audit/Finance Committee.
(2)	Chair of the Compensation Committee.
(3)	Mr. Lande was initially appointed to the Board pursuant to a cooperation agreement with Coppersmith Capital Management, LLC, Scopia Management, Inc., and Jerome J. Lande.
(4)	Mr. Lande's cash retainers were paid directly to Scopia Capital Management LP.
(5)	Chair of the Audit/Finance Committee.
(6)	Mr. Mirchandani was appointed to the Board of Directors effective July 18, 2023 and became a member of the Audit/Finance Committee effective September 29, 2023.
(7)	Member of the Compensation Committee.
(8)	Member of the Nominating and Corporate Governance Committee.
(9)	Mr. Pruitt did not stand for re-election at the 2023 annual meeting and retired effective May 11, 2023.
(10)	Board Chair.
(11)	Chair of the Nominating and Corporate Governance Committee.
(12)
The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Quarterly retainer grants to directors vest immediately.

(13)
Represents one share awarded to Ms. Ziegler on April 3, 2023 to correct a shortfall in the award granted to her for the second quarter of 2022. Ms. Ziegler elected to receive all of her compensation for 2023 service in cash.

Stock Ownership Guidelines
Since 2006, we have maintained stock ownership guidelines for our non-employee directors. We expect our directors to accumulate shares equal to five times their annual cash retainer within five years from their initial appointment or election as a director, or to be making progress towards meeting the guidelines. Based on 2023 director compensation, for our Board Chair that equates to a value of $650,000, for our Board Vice Chair it equates to a value of $575,000, and for the other directors, it equates to a value of $375,000. All of our non-employee directors currently comply with these ownership guidelines.
Deferred Compensation Plan
Pursuant to the Company’s Amended and Restated Executive Deferred Compensation Plan dated January 1, 2012, our non-employee directors are eligible to participate in that plan and may defer into a nonqualified account up to 100% of any director fees and 100% of any shares of common stock that he or she anticipates receiving.
2024 PROXY STATEMENT	ITRON, INC.	17

CORPORATE GOVERNANCE
Leadership Structure of the Board of Directors
The leadership of our Board is managed by our Board Chair. Our Governance Principles generally require the role of Board Chair to be held by an independent director who meets the independence requirements of the Nasdaq Stock Market. The Board believes having separate roles of Board Chair and CEO allows for a more balanced workload between the Board Chair and the CEO, especially in light of the current duties and responsibilities of the Board Chair, which include the following:
•	Preside over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;
•	Review the agendas of each Board and committee meeting;
•	Prepare agendas as needed for executive sessions of the independent directors;
•	Serve as a liaison between the independent directors and the CEO;
•	In consultation with the CEO, make recommendations to the Nominating and Corporate Governance Committee as to membership of Board committees and appointment of Board committee Chairs; and
•	Perform such other duties as the Board may require.
Pursuant to our Governance Principles, the Board Chair must be an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Board Chair is elected by a majority of the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Board Chair may occur). The Board Chair serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Board Chair). The Board Chair may not serve more than two consecutive terms unless the Board approves an extended term. Our current Chair, Diana D. Tremblay, is serving her first term.
If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Board Chair, the Board will appoint a Lead Independent Director with the duties set forth in our Governance Principles.
Corporate Governance Guiding Principles
The Company’s Governance Principles are available on the Company’s website, www.itron.com, by selecting “Investors” and then “Sustainability and Governance.”
Board Matters – Meeting Attendance
Our business, property, and affairs are managed under the oversight of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.
In accordance with our Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. All our directors serving at the time of the 2023 annual meeting of shareholders attended the meeting. During 2023, the Board met seven times. All the directors attended at least 75% of the meetings of the Board and committees on which he or she served. Also, in accordance with our Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than two times annually.
Director Independence
Our common stock is listed on the Nasdaq Global Select Market (Nasdaq). Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if that company’s board of directors determines that the person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
18	ITRON, INC.	2024 PROXY STATEMENT

CORPORATE GOVERNANCE
As recommended by the Nominating and Corporate Governance Committee, the Board has determined that a majority of our Board are independent directors as defined under the Nasdaq listing rules and the SEC rules, with Mr. Deitrich serving as the sole non-independent director. As Mr. Deitrich does not serve on any committees, and as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of Itron’s committees are independent under SEC rules and Nasdaq listing rules. In addition, as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of our Audit/Finance Committee are independent under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (Exchange Act).
Committees of the Board
We have three committees to assist the Board in fulfilling its responsibilities: Nominating and Corporate Governance, Audit/Finance, and Compensation. Each of the three current committees operates under a written charter that has been approved by the Board. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. All of the current committee charters are available on our website at http://investors.itron.com/corporate-governance-0. The table below provides membership of each committee at the end of fiscal year 2023, followed by a description of each committee’s responsibilities.
Director	Audit/Finance	Nominating and Corporate Governance	Compensation
Mary C. Hemmingsen
Frank M. Jaehnert
Jerome J. Lande
Timothy M. Leyden
Sanjay Mirchandani
Santiago Perez
Diana D. Tremblay
Lynda L. Ziegler
Thomas L. Deitrich
Committee Member	Committee Chair
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (NCGC) is primarily responsible for:
•	developing and implementing our Governance Principles;
•	overseeing the process for evaluating the performance of our Board Chair and the CEO, as well as the other directors and the Board as a whole;
•	determining the qualifications of the directors serving on the Board, including their independence;
•	recommending candidates to serve on the Board; and
•	reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders.
To assist the NCGC in its identification of qualified director candidates, it might engage an outside search firm. The NCGC also reviews the compensation paid to our directors and makes recommendations to the Board on director fees and other compensation payable to the Board members.
All of the members of the NCGC are independent under SEC rules and Nasdaq listing rules.
2024 PROXY STATEMENT	ITRON, INC.	19

CORPORATE GOVERNANCE
Audit/Finance Committee
The Audit/Finance Committee (AFC) is primarily responsible for:
•	overseeing our accounting and financial reporting processes and the audit of our financial statements;
•	approving the compensation of our independent auditors;
•	reviewing with management our business financial risks and the process by which management assesses and manages such financial risks;
•	selecting, retaining, or terminating our independent auditors; and
•	monitoring compliance with our code of conduct.
The Board has determined that all members of the AFC are independent under SEC rules and Nasdaq listing rules, including Rule 10A-3 of the Exchange Act. The NCGC has determined that all of the current members of the AFC are financially literate in accordance with the Standards of Nasdaq Rule 5605(c)(2)(A)(iv), and “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
The Compensation Committee (CC) is primarily responsible for:
•	recommending to the Board our CEO’s total annual and long-term incentive compensation;
•	setting compensation levels for our other executive officers; and
•	overseeing the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies.
The CC, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board or to Company officers. The Board has determined that all members of the CC are independent under SEC rules and Nasdaq listing rules. In addition, all CC members are “non-employee directors” under Section 16b-3 of the Exchange Act. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for more information on the CC’s responsibilities regarding the compensation of our executive officers.
Compensation Committee Interlocks and Insider Participation
No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.
Transactions with Related Persons
There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2023. In order to determine this, the Board requires our executive officers, directors and director nominees to disclose certain information regarding related person transactions. Generally, a “related person transaction” is a transaction (including any indebtedness or a guarantee of indebtedness) that involves the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. The current threshold required to be disclosed under SEC regulations is $120,000. Under its charter, the Audit/Finance Committee of the Board has been delegated with the responsibility of reviewing and approving any related person transactions and the Nominating and Corporate Governance Committee also provides input in that regard.
Our Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executives’ management of risks relevant to the Company. The Board determines, directly or through Board committees, whether: (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed; (ii) the risk management processes are intended to ensure that Company risks are taken into account in corporate decision-making; and (iii) the risk management processes and procedures ensure that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the
20	ITRON, INC.	2024 PROXY STATEMENT

CORPORATE GOVERNANCE
Company’s risk management processes are reviewed periodically (but at least once a year) by either the Board or an appropriate committee to which the Board has delegated specific oversight responsibility, as described below. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. Committee Chairs regularly report to the full Board on actions taken at committee meetings. At least annually, the Board conducts a review of our long-term strategic plans, and at each of our quarterly meetings, our General Counsel updates the Board on material legal and regulatory matters.
Board		Compensation		Nominating and Corporate Governance		Audit/Finance
•	Overall responsibility for risk oversight, including cybersecurity risks	•
Responsible for overseeing compensation risks, including assessing possible risks from our compensation plans and policies for our executives and ensuring that our executive compensation is aligned with Company performance
				•	Oversees our overall corporate governance, including Board and committee composition, Board size and structure, and our director independence	•	Responsible for reviewing our major financial risk exposures, financial reporting, and monitoring our credit and liquidity risk, and compliance risk
•	Assesses directly, through Board committees or through established processes and procedures, risks relevant to the Company
				•	Reviews our Governance Principles annually pursuant to its charter
						•	Meets regularly with our independent auditors and in executive session to facilitate a full and candid discussion of risk and other issues
		•	Reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year

Following a review of the Company’s current risk management systems and processes, the Board has concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board continually evaluates its risk oversight role.
Code of Conduct
The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company and is available on the Company’s website, www.itron.com, by selecting “Investors” and then “Sustainability and Governance.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of or provisions of the Code of Conduct, that applies to the CEO or the CFO, by posting such information on our website, www.itron.com.
Anti-Hedging Policy
The Company has adopted an Anti-Hedging Policy that prohibits our directors, officers, and employees from entering into transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Anti-Hedging Policy” in this proxy statement for more information on this policy.
Director Term Limit and Retirement Guidelines
Our Governance Principles include a term limit provision to encourage Board refreshment. Non-executive directors are not eligible to stand for re-election after serving as a director for five full terms on the Board, with limited exceptions. Additionally, directors may not be nominated or appointed after age 75, unless the Board determines that it would be in the best interests of the Company’s shareholders to extend the director’s period of eligible service.
2024 PROXY STATEMENT	ITRON, INC.	21

CORPORATE GOVERNANCE
Director Nominations by Shareholders
In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Corporate Secretary of the Company at the Company’s executive offices no fewer than 90 days nor more than 120 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:
•	the name and address of the shareholder;
•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;
•	a statement of the number of shares of the Company that are beneficially owned by the shareholder; and
•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
and the following information with respect to the person nominated by the shareholder:
•	name and address;
•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;
•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and
•	the consent of such nominee to serve as a director, if elected.
Any notice of director nomination submitted to Itron must include the additional information required by Rule 14a-19(b) under the Exchange Act.
Other directors and senior management of the Company may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Nominating and Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Nominating and Corporate Governance Committee determines if the proposed director nominee will have sufficient time available to effectively carry out his or her Board duties and responsibilities. The Nominating and Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.
Shareholder Communications with the Board
The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee Chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee Chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through our website at www.itron.com by selecting “Investors,” “Sustainability and Governance,” and then “Contact the Board.”
Shareholder communications are delivered directly to the Corporate Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www.itron.com, by selecting “Investors,” “Sustainability and Governance,” and then “Contact the Board.”
Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2025 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.
22	ITRON, INC.	2024 PROXY STATEMENT

CORPORATE GOVERNANCE
Environmental, Social and Governance
Our Purpose
At Itron, we create a more resourceful world to protect tomorrow’s water and power, today. We are dedicated to making the most of the resources we have and to ensuring they are managed in the best way possible. Through our lens of resourcefulness, we seek out and develop creative, innovative and determined ways to solve the challenges facing our industry with a fresh perspective. Itron’s commitment to creating a more resourceful world is both foundational to our success and the driving force behind the dedication of our global workforce.

Our Approach to ESG
Itron is a purpose-driven company and has been since its inception. Our commitment to sustainability and environmental, social and governance (ESG) practices is core to how we create a more resourceful world. It is intrinsic to our strategy and allows us to address the evolving expectations of our customers, shareholders, employees, communities, regulators and other stakeholders. Simply stated, we strive to uphold these practices because it’s the right thing to do.

ESG Oversight
Itron’s ESG governance starts at the top, with oversight of our efforts from our Board. The Board is comprised of individuals with wide-ranging experience in governance, manufacturing, supply chain and risk management topics. The Board and its committees receive regular updates from management on environmental and social topics. Each strategic pillar is sponsored by a member of Itron’s executive leadership team, and our Vice President of Global Marketing, ESG and Public Affairs oversees our ESG strategy and disclosures. Ultimately, responsibility and accountability extend down to the grass-roots level, where our ESG principles are embedded into our operations, our employees’ day-to-day activities and our culture.

Board of Directors
Audit/Finance Committee
Compensation Committee
Nominating and Corporate Governance Committee
CEO
Executive Leadership Team
Vice President of Global Marketing, ESG and Public Affairs
Operating with Integrity
Providing Sustainable Solutions
Improving Our Environmental Impact
Supporting Our Communities and People

2024 PROXY STATEMENT	ITRON, INC.	23

CORPORATE GOVERNANCE
Topic Prioritization & Stakeholder Engagement
Itron periodically examines its priority ESG objectives to account for changes to our business, the regulatory environment and stakeholder expectations. We review peer disclosures, ESG ratings (e.g., Institutional Shareholder Services, MSCI and Sustainalytics), investor stewardship priorities, ESG standards and frameworks (e.g., Sustainability Accounting Standards Board, Task Force on Climate-Related Financial Disclosures, United Nations Global Compact and the United Nations’ Sustainable Development Goals), and the perspectives of our leadership and other internal stakeholders. We use the results of this assessment to inform our strategy, pillars and disclosures. We also conduct ongoing engagement with customers, employees, shareholders and community stakeholders to discuss our ESG priorities.
Our Strategic Pillars
and Highlights
Our ESG strategy is centered around four key pillars. These encompass topics our leadership has determined are strategic priorities within the environmental, social and governance dimensions:
•  Operating with Integrity – How we strive to do the right thing. Always.
• Providing Sustainable Solutions – How we help our customers succeed, including helping them achieve their environmental goals and business objectives.
•  Improving Our Environmental Impact – How we run our company with an eye toward sustainability.
•  Supporting Our People & Communities – How we uphold our commitment to employees and communities across the globe.
These pillars allow us to focus on and execute Itron’s ESG strategy across a diverse and ever-changing landscape of opportunities, both internally and externally. Collectively, they help us achieve our goals and commitments to our stakeholders.
Operating with Integrity	Supporting Our People and Communities

89% independent board of directors

33% female board of directors

Signatory to the United Nations Global Compact

Target 100% code of conduct training completion

Follows International Organization for Standardization (ISO) and National Institute of Standards and Technology (NIST) cybersecurity standards

Comprehensive health & safety program

Continuously monitoring the health, perspectives and concerns of our global employee population through ongoing initiatives

Competitive compensation packages and comprehensive benefits to all employees in every region where we operate

Inclusion and Diversity efforts lead by I&D business council

Improving Our Environmental Impact	Corporate social responsibility focused on corporate philanthropy, employee giving and volunteerism and educational outreach initiatives
Environmental policy formalizes our commitment to environmental stewardship	Providing Sustainable Solutions
Manufacturing facilities aligned with international operating standards	Itron solutions enable customers to avoid greenhouse gas emissions
Climate related targets in place to:
More Information
For more information we encourage you to read our 2022 ESG Report at itron.com/esg.
Content on our Company website is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.
» Reduce Scope 1 and Scope 2 GHG emissions >50% reduction by 2028 » Make operations carbon neutral by 2035 » Achieve net zero emissions by 2050 Supplier code of conduct includes ESG expectations	Working with customers to address sustainability related changes Solutions enable increased operational efficiencies and higher consumer engagement

24	ITRON, INC.	2024 PROXY STATEMENT

PROPOSAL 2 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-PAY)
We are asking our shareholders to approve a non-binding advisory resolution on the Company’s executive compensation programs for our named executive officers (NEOs) (commonly known as “say-on-pay”) as we have described them in this proxy statement. Although this advisory vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions for our executives. As discussed in the Compensation Discussion and Analysis (CD&A) section of this proxy statement, we believe our compensation programs are reasonable, competitive and strongly focused on pay-for-performance principles that will result in the creation of long-term shareholder value. Some of the features of our compensation programs that illustrate our philosophy are:
•
A significant portion of an NEO’s compensation is at-risk or performance-based and subject to the Company’s operating and financial performance. We consider annual cash-based incentives, equity long-term incentives, and stock options to be performance-based, because each of these three elements is valuable to the executive only if performance goals are achieved and/or our share price improves. In fiscal year 2023, the executive compensation package (base salary and short- and long-term incentives at target) included 87% of at-risk compensation for the CEO and an average of 72% of at-risk compensation for the other NEOs. Our long-term incentive plan (LTIP) for equity awards granted under our Amended and Restated 2010 Stock Incentive Plan (A&R 2010 Plan) or Second Amended and Restated 2010 Stock Incentive Plan (Second A&R 2010 Plan), as applicable, has three-year performance periods, with one-year averages determined each year for measurement purposes, to encourage NEOs to make decisions that align our long-term goals with shareholder interests and to discourage excessive risk taking.

•
Stock ownership guidelines require executive officers who are NEOs to acquire and hold certain amounts of Itron stock to further strengthen alignment of management’s interest with those of our shareholders.

•
The Board has adopted the 2023 Incentive Compensation Recovery Policy in accordance with Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended and the corresponding Nasdaq Listing Rule 5608. This policy applies to our current and former executive officers as defined in Rule 10D-1, including the NEOs. In the event we are required to prepare an accounting restatement to correct a material noncompliance with any financial reporting requirement under the securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the policy provides for the recovery of erroneously awarded incentive-based compensation received by its executive officers on or after the policy’s effective date. In addition, we have established an Incentive Compensation Recovery (Clawback) Policy, which will continue to apply to incentive-based compensation received prior to December 1, 2023. Under that policy, in the event of a restatement of the Company’s financial results, the Compensation Committee, as designated by the Board, may review all cash or equity incentive awards that were based in whole or in part on the achievement of certain financial results. If the Compensation Committee, as designated by the Board, determines that fraud has resulted in a material financial restatement, the Board is required to demand repayment of the full award, net of taxes.

•
We maintain our long-standing commitment to strong corporate governance by continuing our policies of (i) separate Board Chair and CEO roles, (ii) majority voting for directors, (iii) all independent Board members (except our CEO) and all independent committee members, (iv) executive sessions of independent directors, and (v) prohibition on hedging or pledging of Itron stock by our executive officers.

•
The compensation of our NEOs varies depending upon the achievement of pre-established performance goals determined by the Compensation Committee (or the independent members of the Board, for the CEO), which are intended to serve as incentives for our NEOs. When performance does not meet the pre-established target goals then the amount of compensation paid to our executives is correspondingly reduced or eliminated. Conversely, when the Company’s operating and financial performance meets or exceeds the pre-established performance metrics, then the amount of compensation paid to our executives increases. See “The 2023 Executive Compensation Program in Detail” in the CD&A.

We believe our executive compensation policies have enabled us to retain and attract exceptional senior executives whose talent and experience have helped Itron become a leader in our industry. Our Compensation Committee (and for the CEO compensation, also the independent members of the Board), which provides overall direction for our compensation programs, believes the fiscal year 2023 compensation paid to our NEOs is reasonable and appropriate and adequately reflects the Company’s overall performance in 2023.
2024 PROXY STATEMENT	ITRON, INC.	25

PROPOSAL 2 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (Say-on-Pay)
Shareholders are encouraged to read the full details of our executive compensation programs as described in the “EXECUTIVE COMPENSATION” section of this proxy statement.
Our shareholders approved a proposal by the Board at the May 2023 annual meeting of shareholders to hold our advisory vote on executive compensation annually, and the Board has adopted a policy consistent with this determination. Unless the Board modifies this policy, including as a result of votes cast in connection with Proposal No. 3 in this proxy statement, the next say-on-pay vote will be held at our 2025 annual meeting of shareholders.
For the reasons provided above, we recommend that the shareholders vote in favor of the following resolution:
RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement for the Annual Meeting, which disclosure includes the Executive Compensation Tables, and the accompanying footnotes and narrative disclosures within the proxy statement.
The Board recommends that shareholders vote “FOR” the approval of the compensation paid to our named executive officers in fiscal year 2023.
26	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee of the Board (referred to as the Compensation Committee or the Committee in this CD&A) for making pay decisions, as well as its rationale for specific decisions related to 2023.
Name	Title
Thomas L. Deitrich	President and CEO
Joan S. Hooper	Senior Vice President and CFO
Donald L. Reeves	Senior Vice President, Outcomes
John F. Marcolini	Senior Vice President, Networked Solutions
Justin K. Patrick	Senior Vice President, Device Solutions
Executive Summary
Business Performance
Business performance steadily improved throughout 2023 producing strong financial results. Fewer component constraints and reduced volatility of our supply environment enabled much greater manufacturing utilization, and accelerated deliveries to our customers. These developments are underpinned by Itron’s culture of continuous improvement and price/cost actions resulting in revenue growth, margin expansion and free cash flow in excess of the Company’s initial expectations.
The convergence of megatrends affecting the way society generates, transmits and consumes power and water also accelerated during 2023. According to the Federal Energy Regulatory Commission, grid planners expect U.S. electricity demand to grow 4.7% over the next five years, an increase from 2022 estimates which called for 2.6% growth. These trends are present across the globe. Itron’s innovative platform approach to providing its customers with opportunities to modernize and digitize their assets while meeting growing demand help us meet our goal of creating a more resourceful world and creates strategic and competitive advantages which we believe will benefit our shareholders.
Consistent with these trends, additions to our backlog of $2.16 billion during 2023 were aligned with our expectations and reflect our customers desires to install, maintain, and modernize new capabilities to utilize digital technology and data to ensure grid stability and security without compromising affordability of resources to the end consumer.
Itron is committed to innovation and investment in new products and solutions that enable our customers to manage increasingly dynamic and complex operating conditions. We are also committed to refining our business, increasing our operating efficiency, and positioning Itron for the opportunities of the future as our customer needs change. Through this combination of forward-looking technology leadership and a relentless, disciplined approach to managing our business we expect to maintain strategic advantages over our competitors and to create value for our shareholders.
Itron’s 2023 revenue, non-GAAP earnings per diluted share(1)(2) (non-GAAP diluted EPS), and adjusted earnings before interest, tax, depreciation and amortization (Adjusted EBITDA)(1)(3) are as follows (compared with 2022):
•	Revenue of approximately $2.2 billion increased 21%;
•	Non-GAAP diluted EPS of $3.36 increased approximately 197%; and
•	Adjusted EBITDA of approximately $226 million increased approximately 137%.
(1)
A schedule reconciling non-GAAP diluted EPS to net income (loss) attributable to Itron, Inc. and Adjusted EBITDA to net income (loss) attributable to Itron, Inc. is available on pages 43-46 of our 2023 Annual Report on Form 10-K and is also shown below.

(2)	We define non-GAAP diluted EPS as non-GAAP net income divided by the weighted average shares, on a diluted basis, outstanding during each period.
(3)
We define Adjusted EBITDA as net income (loss) (a) minus interest income, (b) plus interest expense, depreciation and amortization, restructuring, loss on sale of businesses, strategic initiative expenses, software project impairment, Russian currency translation write-off, goodwill impairment, acquisition and integration related expenses, and (c) excluding income tax provision or benefit.

2024 PROXY STATEMENT	ITRON, INC.	27

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
TOTAL COMPANY RECONCILIATIONS	Year Ended December 31,
In thousands, except per share data	2023	2022
NON-GAAP NET INCOME & DILUTED EPS
GAAP net income (loss) attributable to Itron, Inc.	$96,923	$(9,732)
Amortization of intangible assets	18,918	25,717
Amortization of debt placement fees	3,489	3,323
Restructuring	43,989	(13,625)
Loss on sale of businesses	667	3,505
Strategic initiative	(5)	675
Software project impairment	—	8,719
Russian currency translation write-off	—	1,885
Goodwill impairment	—	38,480
Acquisition and integration	144	506
Income tax effect of non-GAAP adjustments (1)	(10,339)	(8,466)
Non-GAAP net income attributable to Itron, Inc.	$153,786	$50,987

Non-GAAP diluted EPS	$3.36	$1.13

Non-GAAP weighted average common shares outstanding — Diluted	45,836	45,305

ADJUSTED EBITDA
GAAP net income (loss) attributable to Itron, Inc.	$96,923	$(9,732)
Interest income	(9,314)	(2,633)
Interest expense	8,349	6,724
Income tax (benefit) provision	29,068	(6,196)
Depreciation and amortization	55,763	66,763
Restructuring	43,989	(13,625)
Loss on sale of businesses	667	3,505
Strategic initiative	(5)	675
Software project impairment	—	8,719
Russian currency translation write-off	—	1,885
Goodwill impairment	—	38,480
Acquisition and integration	144	506
Adjusted EBITDA	$225,584	$95,071
(1)
The income tax effect of non-GAAP adjustments is calculated using the statutory tax rates for the relevant jurisdictions if no valuation allowance exists. If a valuation allowance exists, there is no tax impact to the non-GAAP adjustment.

28	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Highlights
Our executive compensation program has three primary elements: base salary, annual cash incentives (as part of our Itron Incentive Plan (IIP)), and long-term equity incentives (as part of our Long-Term Incentive Plan (LTIP)). Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable shareholder value creation.
Below are key highlights of the executive compensation decisions the Compensation Committee made for fiscal year 2023:
•	Salary: Approved base salary increases for all the NEOs, ranging from 1.9% to 16.9%. See “Base Salary” in this CD&A for details.
•	IIP:
○	Approved IIP financial targets based on initial projections for 2023; and
○
Continued to prioritize financial performance focused on profitability and revenue growth, and added a non-financial component to drive results linked to the Company’s strategic goals. The mix of metrics for 2023 is as follows:

Performance Objectives	Performance Metrics	2023 IIP Weighting
Financial (80%) Maximum payout: 150% of target	Adjusted EBITDA
Revenue
Non-Financial (20%) Maximum payout: 100% of target	Quantitative Strategic Goals(1) • New product introductions (NPI) revenue • Reduction in greenhouse gas (GHG) emissions
Total		100%
(1)	See “Annual Cash Incentives: The Itron Incentive Plan (IIP)” in this CD&A for details regarding these measures.
•	LTIP:
○	Increased target award opportunities to continue to improve competitive positioning relative to market;
○
Continued to strengthen alignment with shareholders by increasing the emphasis on performance-based equity for the CEO by changing the annual LTIP award mix for his award to 68% performance-based restricted stock units (PRSUs) and 32% time-vested restricted stock units (RSUs). The annual LTIP awards for all other NEOs continue to be comprised of 50% PRSUs and 50% RSUs;

○
Consistent with our peer group and market practices, increased the payout maximum from 160% of target to 200% of target beginning with the 2023 portion (tranche three) of the 2021-2023 performance cycle of the PRSUs. This change also applies to the 2023 tranche (tranche two) of the 2022-2024 performance cycle and future performance cycles; and

○
Beginning with the 2023 grant, changed the vesting for RSUs so that they vest 1/3 on the first anniversary of the grant date and quarterly thereafter for two years instead of 1/3 per year over three years.

See “Long-Term Incentives” in this CD&A for details.
2024 PROXY STATEMENT	ITRON, INC.	29

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Incentive Award Payouts Based on our strong performance in 2023, Adjusted EBITDA and non-GAAP diluted EPS exceeded performance levels for purposes of generating award payouts under the incentive plans. Based on our performance results, the Compensation Committee made the following incentive plan payout decisions for fiscal 2023:
•	IIP: Actual award payouts to the NEOs ranged between 133% and 154% of target. See “Annual Cash Incentives: The Itron Incentive Plan (IIP)” in this CD&A for details.
•
LTIP: The NEOs earned 85.31% of their target PRSUs for the 2021-2023 performance cycle. This attainment is the combination of an average non-GAAP diluted EPS target attainment of 100.36% and a total shareholder return (TSR) multiplier of 0.85. See “Long-Term Incentives — A Closer Look at PRSUs” in this CD&A for details.

Linking CEO Pay and Performance
A key component of our executive compensation philosophy is the link between compensation and overall business results and shareholder value creation. We strive to clearly communicate this to our shareholders and believe that looking at realizable pay in the following different contexts can illustrate this point effectively:
•	Realizable pay versus pay opportunity; and
•	Realizable pay for performance relative to peers.
CEO Realizable Pay versus Pay Opportunity. Many of the required disclosures concerning CEO compensation discuss pay elements or opportunities that may be earned by the CEO. Realizable pay, on the other hand, more closely considers actual compensation earned (or earnable) based on performance. To illustrate the differences, we compared pay opportunity to realizable pay on a year-by-year basis over the past three years; for this purpose, we use the following definitions:
Pay opportunity represents:
•	The sum of base salary and target IIP opportunity for each fiscal year; and
•	The grant date fair value of stock options, RSUs and PRSUs granted in each fiscal year.
Realizable pay represents:
•	The sum of base salary and actual IIP paid for each fiscal year;
•	The “in the money” value of any stock options granted in each fiscal year, valued as of their vesting date, or if unvested, as of December 31, 2023;
•	The value of RSUs granted in each fiscal year valued at their vesting date, or if unvested, as of December 31, 2023;
•	The number of PRSUs actually earned based on performance, valued as of December 31, 2023; and
•	For outstanding PRSUs (uncompleted performance cycles), the estimated number of PRSUs based on performance to date, valued as of December 31, 2023.
The chart below illustrates Mr. Deitrich’s realizable pay compared to his pay opportunities, as well as the corresponding year-end stock price for the last three years.

30	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
CEO Realizable Pay for Performance Relative to Peer Group. To provide another perspective, it is also helpful to understand the degree of alignment between CEO realizable pay and performance relative to our peer companies. See “Our Decision-Making Process — The Role of Peer Companies” in this CD&A for a list of the peer companies. To evaluate this alignment, we analyzed the relationship between realizable total direct compensation (TDC) for the CEO over 2020-2022 for the peer companies and for the Company, and TSR for the three years ended December 31, 2022. Note that this time period is different than used in the chart above since disclosed compensation information for our peer group companies was only available through 2022 at the time of the analysis.
For this purpose, realizable TDC is defined as the sum of:
•	Actual base salaries paid over the three-year period;
•	Actual annual incentives (bonuses) paid over the three-year period;
•	“In-the-money” value as of December 31, 2022 of any stock options granted over the three-year period;
•	The value as of December 31, 2022 of any restricted shares granted (including vested and unvested shares) over the three-year period; and
•
Cash-based long-term incentives awarded during the period, and the value as of December 31, 2022 of any performance shares granted over the three-year period (assuming target performance for cycles not completed).

The chart below illustrates the percentile ranking of our three-year TSR and Itron CEOs’ realizable TDC relative to our peer companies. As the chart indicates, during the three-year period, our TSR performance was below the median of the peer companies and our CEOs’ realizable TDC was below the median. Itron CEO realizable TDC was within an “alignment corridor” representing a strong correlation between compensation and performance.

100%
ABOVE MEDIAN PERFORMANCE
BELOW MEDIAN REALIZABLE TDC
ALIGNMENT CORRIDOR
50%
ITRON
BELOW MEDIAN PERFORMANCE
ABOVE MEDIAN REALIZABLE TDC
0%
0%
50%
100%
Relative 3-Year Total Shareholder Return
CEO - Relative 3-Year Realizable Pay

Best Compensation Practices & Policies
We also believe the Company’s practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:
What We Do	What We Don’t Do
Heavy emphasis on variable compensation	No employment agreements
Significant portion of annual long-term incentives are performance based	No “single trigger” change-in-control cash payments
Rigorous stock ownership guidelines	No tax gross-ups in our change-in-control agreements
Incentive Repayment (Clawback) Policy	No option backdating or repricing
Independent compensation consultant	No hedging or pledging
Annual risk assessments	No special perquisites
2024 PROXY STATEMENT	ITRON, INC.	31

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2023 Say-On-Pay & Shareholder Engagement
Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. We also consider the feedback we receive from our major shareholders, which is solicited by the Board Chair and the Chair of the Compensation Committee, either in person or via telephone.
In 2023, approximately 92% of the votes cast supported our executive compensation decisions. The Board regularly conducts proactive outreach meetings with the Company’s largest shareholders. During 2023, the Company offered meetings to shareholders representing in excess of 80% shares outstanding to invite them to have discussions with our directors on topics including Company strategy and performance, governance, and executive compensation. Of those to whom we reached out, investors representing over a quarter of shares outstanding accepted our offer to meet. During these meetings, our shareholders continued to be supportive of our approach to executive compensation, and we are committed to keeping our program aligned with our business strategy and investor expectations. Specifically, our shareholders believe performance measures should primarily focus on profitability and revenue growth, as our IIP does, but also noted that they generally like to see non-financial goals included as a component to add accountability for driving results linked to the Company’s strategic goals. To this end, in 2023 we added non-financial goals as a weighted component of our IIP. See “Annual Cash Incentives: The Itron Incentive Plan (IIP)” in this CD&A for details.
We will continue to keep an open dialogue with our shareholders to help ensure that we have a regular pulse on investor perspectives.
What Guides Our Program
Our Compensation Philosophy & Objectives
The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Company, and create long-term sustainable shareholder value, all grounded in the following guiding principles:
Pay for Performance
A significant portion of an executive’s total compensation should be variable (“at-risk”) and dependent upon the attainment of certain specific and measurable annual and long-term financial and strategic performance objectives.

Shareholder Alignment	Executives should be compensated through pay elements (annual and long-term incentives) designed to align executive compensation to the creation of long-term value for our shareholders.

Competitiveness
Target compensation should be set at the median of market to ensure that compensation is at a level that is competitive with that being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.

Attraction and Retention
The executive compensation program should enable the Company to attract highly talented people with exceptional leadership capabilities and to retain high-caliber talent. When required, the Company may adjust individual elements of compensation to accomplish this goal.

32	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Principal Elements of Pay: Total Direct Compensation (TDC)
Our compensation philosophy is supported by the following principal pay elements:
Pay Element	How It’s Paid	What It Does	How It Links to Performance
Base Salary	Cash (Fixed)	Provides a competitive fixed rate of pay relative to similar positions in the market, and enables the Company to attract and retain critical executive talent	Based on job scope, level of responsibilities, individual performance, experience, and market levels
Itron Incentive Plan (IIP)	Cash (Variable)	Focuses executives on achieving annual financial and strategic goals that drive long-term shareholder value	•	Financial metrics: Adjusted EBITDA and Revenue
○ Payouts: 0% to 150% of target based on financial performance attainment against pre-determined goals, subject to the achievement of a threshold Adjusted EBITDA goal
			•	Non-financial metrics: Quantitative Strategic Goals, including NPI revenue and reduction in GHG emissions
○ Payouts: 0% to 100% of target
			•	The Committee retains discretion to further adjust the award based on its assessment of individual and/or business unit performance
Long-Term Incentive Plan (LTIP)	Equity (Variable)	Provides incentives for executives to execute on longer-term financial/strategic growth goals that drive shareholder value creation and support the Company’s retention strategy	See below
Performance-Based Restricted Stock Units (PRSUs)		Rewards achievement of financial goals measured over a three-year performance period	•	Financial metrics: Non-GAAP diluted EPS and relative TSR
			•	Payouts: 0% to 200% of a target based on results against pre-determined financial goals, modified +/- 25% based on relative TSR performance
			•	Paid in Itron shares once earned
Time-Vested Restricted Stock Units (RSUs)		Supports retention	•	Vesting: 1/3 on the first anniversary of the grant date and quarterly thereafter for two years
			•	Paid in Itron shares at vesting
2024 PROXY STATEMENT	ITRON, INC.	33

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Pay Mix
The charts below show the target annual TDC of our CEO, Mr. Deitrich, and our other NEOs for fiscal year 2023. These charts illustrate that a majority of NEO TDC is variable (87% for our CEO and an average of 72% for our other NEOs). These charts do not include any one-time equity grants or awards outside of target annual TDC, if any.

Note: Figures may not add up to 100% due to rounding.
Our Decision-Making Process
The Role of the Compensation Committee
The Compensation Committee oversees the executive compensation program for our NEOs. The Committee is comprised of independent, non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.itron.com, by selecting “Investors,” and then “Sustainability and Governance.”
The Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Committee.
The Role of Management
Members of our management team attend regular Compensation Committee meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only the Committee members can vote on decisions regarding NEO compensation.
The CEO reviews his recommendations pertaining to the compensation of the other NEOs with the Committee providing management input, transparency, and oversight. Approvals of NEO compensation other than CEO compensation are made by the Committee. The CEO does not participate in the deliberations of the Committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Consultant
The Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Committee has hired F.W. Cook as its independent consultant. F.W. Cook reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of F.W. Cook in accordance with SEC rules and concluded that F.W. Cook is independent.
34	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Role of Peer Companies
For some of our direct competitors who are not publicly held, or are smaller business units within a conglomerate, there is limited compensation information available. As a result, our peer companies for purposes of benchmarking executive compensation (Peer Companies) generally consist of direct competitors for which public information is available or companies that compete for our talent, who are part of the same broad Standard & Poor’s (S&P) industry classifications of technology hardware and equipment or in software and services, and who are similar in size and scope of global operations as Itron. The Committee reviews the Peer Companies on an annual basis.
For the purposes of setting 2023 compensation, and with the support of F.W. Cook, the Committee did not make any changes to the Peer Companies from 2022:
Peer Companies
Bloom Energy Corporation	SolarWinds Corporation
EnerSys	Teradata Corporation
F5 Networks, Inc.	Teradyne Inc.
ITT Inc.	Trimble Inc.
Mueller Water Products, Inc.	Unisys Corporation
National Instruments Corporation	Vontier Corporation
NetScout Systems, Inc.	Watts Water Technologies, Inc
PTC Inc.	Xylem Inc.
Peer Data as of 12-31-2022
	$Millions
Percentile	Revenue	Market Cap
25th	$1,555	$2,848
50th	$1,980	$4,371
75th	$3,162	$9,615

Itron	$1,796	$2,288
Percentile Rank	33%	19%
For each of the Peer Companies, data regarding base salaries, annual incentives, and long-term incentives was obtained from their annual proxy statements. This data was supplemented with survey data prepared by Radford Survey & Consulting (Radford Survey), which provides compensation market information on more than 700 technology companies, aggregated, and presented anonymously. The Radford Survey data was narrowed to those technology companies with revenues between $1 billion and $3 billion, similar to Itron.
With the support of F.W. Cook, the Committee evaluates this data for informational purposes when establishing a range of competitive compensation for our NEOs. For each NEO, the Committee determines the salary range, annual incentive target, and long-term incentive taking into consideration market data for the position being evaluated. However, market data is not the sole determinant of the Company’s practices or executive compensation levels. The Committee also considers the experience, performance, responsibilities, and contributions to the Company by each NEO when making its decisions. For the CEO, the Committee makes a recommendation to the full Board, and the independent members of the Board review and approve the CEO’s compensation.
The 2023 Executive Compensation Program in Detail
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Committee considers the CEO’s recommendations for NEO compensation (other than the CEO), as well as each NEO’s position and level of responsibility within the Company. The Committee considers factors such as relevant market data as well as individual performance and contributions. After its annual review, the Committee increased base salaries for all the NEOs to better align pay with the market. Mr. Marcolini’s increase was to continue a multi-year strategy to improve his competitive pay positioning relative to the market. Annual base salary rates for 2023 were as follows:
NEO	2022	2023	% Increase
Thomas L. Deitrich	$830,000	$875,000	5.4%
Joan S. Hooper	$530,000	$540,000	1.9%
Donald L. Reeves	$425,000	$460,000	8.2%
John F. Marcolini	$385,000	$450,000	16.9%
Justin K. Patrick*	$370,000	$400,000	8.1%
*	Mr. Patrick was not a NEO for 2022.
2024 PROXY STATEMENT	ITRON, INC.	35

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Annual Cash Incentives: The Itron Incentive Plan (IIP)
The 2023 IIP provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual bonus payouts depend on the achievement of pre-determined financial and non-financial performance objectives. Financial objectives are subject to the achievement of a threshold Adjusted EBITDA goal and payouts can range from 0% to 150% of target award amounts. Non-financial objectives are based on Quantitative Strategic Goals and payouts can range between 0% and 100% of target award amounts. The Committee also retains discretion to apply a modifier to payouts under the IIP to either reduce or increase the payout based on its assessment of individual and/or business unit performance. As discussed below under “2023 Individual Performance,” the Committee applied this discretion for 2023 payouts.
2023 Target Annual Bonus Opportunities. Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and his or her ability to impact overall results. The Committee also considers market data in setting target award amounts. The Committee increased Messrs. Reeves’, Marcolini’s, and Patrick’s target annual bonus opportunities from 70% in 2022 to 75% in 2023 to better align with those of their business unit peers. All other NEO target annual bonus opportunities remained unchanged from 2022. As a result, target annual bonus opportunities for 2023 were as follows:
NEO	2023 Target IIP (as a % of Base Salary)
Thomas L. Deitrich	125%
Joan S. Hooper	75%
Donald L. Reeves	75%
John F. Marcolini	75%
Justin K. Patrick	75%
2023 Performance Objectives. An individual NEO’s IIP award is based on the following mix of financial and non-financial objectives:
Performance Objectives	Performance Metrics	2023 IIP Weighting	Rationale
Financial (80%) Maximum payout: 150% of target	Adjusted EBITDA
Focuses on profitable growth, while continuing to provide strong accountability for returns.

Adjusted EBITDA provides a more useful illustration of our financial performance and the ongoing operations of our business, since the adjustments exclude certain expenses that are not indicative of our recurring core operating results. This facilitates better comparisons to our historical performance and our competitors’ operating results.

	Revenue		Ensures we are delivering an appropriate level of top-line growth.
Non-Financial (20%) Maximum payout: 100% of target	Quantitative Strategic Goals • NPI revenue • Reduction in GHG emissions		Adds accountability for driving results linked to the Company’s strategic goals.
Total		100%
36	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2023 Financial Performance Levels & Results. The following table shows the financial performance necessary to achieve threshold (0% payout), target (100% payout), and maximum (150% payout) bonus amounts, along with actual results for 2023:
	Threshold ($M)	Target ($M)	Maximum ($M)	Actual Results ($M)
Adjusted EBITDA	$74.0	$105.0	$116.0	$225.6
Revenue	$1,755.0	$1,950.0	$2,145.0	$2,173.6
Note: Payouts are linearly interpolated for performance between threshold and maximum.
Each year, the Committee reviews the financial performance and considers adjustments for items that are not reflective of normal operating performance for that year. These adjustments are items that the Committee believes are fair to both participants and shareholders, encourage appropriate actions that foster the long-term health of the business, and are consistent with the objectives underlying our pre-determined performance goals. Such exclusions may consist of the costs and financial effects of restructuring, acquisitions, and dispositions, selected legal costs and settlements, pandemics, and the effects of foreign currency translation. No adjustments were made in 2023.
Based on the above financial performance results, the portion of the 2023 IIP payout linked to the financial objectives was earned at 150% of each NEO’s applicable target.
2023 Non-Financial Performance Levels and Results. For 2023, the metrics for the IIP were modified to include non-financial objectives focused on two equally weighted Quantitative Strategic Goal categories:
•
NPI revenue. NPI refers to the need to deliver new products to market on time and ahead of our competition to achieve or maintain a leadership position in the markets we serve. NPI revenue refers to the revenues from new products launched within the last three years.

•
Reduction in GHG emissions. Itron has committed to achieving a >50% reduction (from the 2019 baseline) in Scope 1 and Scope 2 greenhouse gas emissions by 2028. Scope 1 includes direct emissions from Company-owned and controlled (leased) sources; Scope 2 emissions include those indirect emissions associated with the purchase of electricity, heat, steam or cooling.

The Committee selected these categories and their respective metrics and goals at the beginning of the year intentionally to reflect the Company’s business strategy and commitment to Environmental, Social and Governance (ESG) (please see page 23 of this Proxy Statement).
The Quantitative Strategic Goals are binary, equally weighted and scored independently. Any related payouts are limited to 100% of target. The specific metrics and goals in each category that were approved by the Compensation Committee for 2023, as well as the actual achievement results for 2023, are outlined below:
	2023 Goal	Actual Results
NPI Revenue	NPI Revenue of >15%	Achieved
Reduction in GHG Emissions	>25% reduction from 2019 level Scope 1 + Scope 2	Achieved
Based on the above non-financial performance results, the portion of the 2023 IIP payout linked to the Quantitative Strategic Goals was earned at 100% of each NEO’s applicable target.
2023 Individual Performance. The IIP includes an Individual Performance Factor (IPF) that may be applied at the Committee’s discretion based on the NEO’s individual and/or business unit’s performance. The Committee may decide to adjust each NEO’s IIP payout upward or downward by applying a multiplier in the range of 0% to 150% against the initially-calculated payout based on the financial and non-financial results. An IPF multiplier of 100% is equivalent to no adjustment to the initially-calculated payout. For 2023, the CEO recommended, and the Compensation Committee approved, adjustments for Messrs. Reeves, Marcolini and Patrick, as shown in the table below.
2024 PROXY STATEMENT	ITRON, INC.	37

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2023 IIP Results and Payouts. The actual IIP awards paid to the NEOs for 2023 were as follows:
NEO	2023 Target (as a % of Base Salary)	2023 Target ($)	Financial Results (%)	Non- Financial Results (%)	IPF Multiplier	2023 Actual Award ($)	2023 Actual Award (as a % of Target)
Thomas L. Deitrich	125%	$1,093,750	150%	100%	100%	$1,531,250	140%
Joan S. Hooper	75%	$405,000	150%	100%	100%	$567,000	140%
Donald L. Reeves	75%	$345,000	150%	100%	95%	$458,850	133%
John F. Marcolini	75%	$337,500	150%	100%	110%	$519,750	154%
Justin K. Patrick	75%	$300,000	150%	100%	110%	$462,000	154%
Long-Term Equity Incentive: The Long-Term Incentive Plan (LTIP)
The NEOs are eligible for long-term incentives, all of which were issued under the terms of our Second A&R 2010 Plan. The Compensation Committee considers a mix of equity vehicles when granting long-term incentives and uses PRSUs and RSUs as follows:

•	PRSUs reward the achievement of financial goals over a three-year performance period.
•	RSUs support retention; they vest 1/3 on the first anniversary of the grant date and quarterly thereafter for two years.
The Compensation Committee decided to increase the emphasis on performance-based equity for the CEO by using an annual LTIP award mix of 68% PRSUs and 32% RSUs, as compared to 62.5% PRSUs and 37.5% RSUs in 2022. The annual LTIP awards for all other NEOs are comprised of 50% PRSUs and 50% RSUs. In addition, consistent with our peer group and market practices, the Compensation Committee increased the payout maximum from 160% of target to 200% of target beginning with the 2023 portion (tranche three) of the 2021-2023 performance cycle of the PRSUs. This change also applies to the 2023 tranche (tranche two) of the 2022-2024 performance cycle and future performance cycles.
38	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2023 Target Long-Term Incentive Award Grants. After its annual review, the Committee increased Mr. Deitrich’s, Ms. Hooper’s and Messrs. Reeves' and Marcolini’s target annual long-term incentive awards by $700,000, $100,000, and $150,000, respectively, to continue to improve competitive positioning relative to the market. The table below shows the target annual LTIP award values granted for fiscal year 2023 for each of the NEOs:
NEO	PRSUs* (at Target)	RSUs*	Total Value
Thomas L. Deitrich	$3,196,000	$1,504,000	$4,700,000
Joan S. Hooper	$800,000	$800,000	$1,600,000
Donald L. Reeves	$300,000	$300,000	$600,000
John F. Marcolini	$300,000	$300,000	$600,000
Justin K. Patrick	$275,000	$275,000	$550,000
*	Award amounts for PRSUs and RSUs were determined based on the closing price of our common stock on the date of grant on February 23, 2023, which was $55.59.
A Closer Look at PRSUs. The actual number of PRSUs that are earned and vested is based on the achievement of non-GAAP diluted EPS goals and relative TSR results. Specifically, actual awards are linked to a three-year performance period that consists of three annual performance cycles. The performance result used to determine the actual award earned is calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, then is adjusted +/-25% based on performance relative to TSR as compared to the Russell 3000 Index.

2023 Performance Metrics. Non-GAAP Diluted EPS & Relative TSR. PRSUs are driven by the achievement of non-GAAP diluted EPS and relative TSR performance targets.
•
Non-GAAP Diluted EPS: Non-GAAP diluted EPS targets are set by the Committee at the beginning of each annual performance cycle. Payout levels can range from 0% to 200% of target for the performance cycle and depend on performance results.

•
Relative TSR: At the end of the three-year performance period, the non-GAAP diluted EPS attainment results for each of the annual performance cycles are averaged. The average non-GAAP diluted EPS attainment is then adjusted +/-25% based on the achievement by the Company of TSR relative to the Russell 3000 index for the same three-year performance cycle as follows:

If relative TSR attainment is:	Then the average non-GAAP diluted EPS attainment is:
Below the 25th percentile	Adjusted down by 25%
Between the 25th and 75th percentile	No adjustment
Above the 75th Percentile	Increased by 25%
For the PRSUs granted in 2023, the TSR targets and point multipliers were established in December 2022, and approved in February 2023, by the Compensation Committee and by the independent members of the full Board for the CEO.
2024 PROXY STATEMENT	ITRON, INC.	39

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
PRSUs Earned and Vested In 2023 (1/1/2021–12/31/2023). In 2021, the NEOs at that time were granted their target PRSUs with vesting based on achievement of the non-GAAP diluted EPS and relative TSR performance targets for 2021, 2022, and 2023. The following table shows the thresholds, targets and maximums for non-GAAP diluted EPS set by the Committee at the beginning of each annual performance cycle and our non-GAAP diluted EPS results used for calculating PRSUs earned for 2021, 2022 and 2023. Note that for the 2023 portion of the 2021-2023 performance cycle of the PRSUs, non-GAAP diluted EPS targets were determined at the beginning of 2023 based on the annual operating budget and business conditions at the time. However, business conditions steadily improved through the balance of the year, resulting in maximum non-GAAP diluted EPS performance. As a result of this outperformance for 2023, the Committee has approved the non-GAAP diluted EPS targets for 2024 above 2023 actual results.
		Performance Range
Year		Threshold	Target	Maximum	Results
	Payout Opportunity (as a % of Target)	50%	100%	160%
2021		$2.00	$2.42	$3.00	$2.29*
	Payout Opportunity (as a % of Target)	0%	100%	160%
2022		$1.04	$1.60	$2.00	$1.13
	Payout Opportunity (as a % of Target)	0%	100%	200%
2023		$0.70	$1.08	$1.35	$3.36
*
As disclosed in our 2022 proxy statement filed with the SEC on March 22, 2022, in 2022, the Compensation Committee adjusted results for the impact of supply chain disruptions and approved 2021 non-GAAP diluted EPS achievement of $2.29 or 85% of target for the 2021 PRSU award.

Note: The non-GAAP diluted EPS results shown are based on financial results as reported for 2021 (adjusted as disclosed above), 2022 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2022), and 2023 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2023). Performance for levels achieved between threshold, target, and maximum are linearly interpolated.
The actual award earned was calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, as follows:
Year	Percentage of Attainment
2021	85%
2022	16.07%
2023	200.00%
2021-2023 Average	100.36%
Based on the above results, the average performance attainment for the 2021-2023 PRSUs was then adjusted by a factor of 0.85 since our TSR was at approximately the 35th percentile of the Russell 3000 index (with linear interpolation for achievement between the 25th and 50th percentiles, as provided by the terms of these awards).
As a result, the NEOs earned 85.3% of their target PRSUs for the 2021-2023 performance cycle, as follows:
NEO	Target PRSUs Granted	Actual PRSUs Earned
Thomas L. Deitrich	14,958	12,760
Joan S. Hooper	6,980	5,954
Donald L. Reeves	2,243	1,913
John F. Marcolini	1,745	1,488
Justin K. Patrick	1,745	1,488
40	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Other Practices, Policies and Guidelines
Stock Ownership Guidelines
We believe that holding an equity interest in the Company creates an incentive to avoid excessive business risks. We maintain stock ownership guidelines to encourage certain of our executive officers to own stock at least equal in value to:
Title	Multiple of Base Salary
CEO	6.0x
CFO	3.0x
Other Three Section 16 Senior Vice Presidents	2.0x
Common stock, vested and unvested restricted shares, the net after-tax value of unexercised vested and unvested stock options, and stock held in the deferred compensation, 401(k) and the Employee Stock Purchase Plans and shares beneficially owned and held in trust for the benefit of a family member all count towards satisfaction of the guidelines. Additionally, participants are required to retain 50% of net profit shares from all stock acquired upon exercise or vesting unless the guideline level is achieved. Net profit shares are defined as the number of shares of stock acquired after payment of (i) in the case of options, any exercise price and tax withholding upon exercise, or (ii) in the case of restricted stock or restricted stock units, tax withholding upon vesting. We annually review the levels of stock ownership of our executive officers listed above, and, based on a rolling 12-month average of our stock price as of the end of 2023, each of them has met the guidelines. We also have stock ownership guidelines for the members of our Board.
Anti-Hedging Policy
We prohibit the NEOs, other executive officers, directors and employees from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has an Anti-Hedging Policy that prohibits entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.
Change-in-Control Agreements
We have entered into change-in-control agreements with certain of our executive officers to encourage their full attention and dedication to the Company in the event of a change-in-control of the Company, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. All equity awards granted have “double trigger” requirements before vesting upon a change-in-control. See “Executive Compensation Tables – Potential Payments upon Change-in-Control” for descriptions of the benefits provided under the change-in-control agreements.
Employment Agreements; Severance Policy
We do not have formal employment agreements with our executive officers. However, we do have an Executive Severance Policy for our executive officers that provides severance pay equal to one year’s base salary, employer benefit premium payments or reimbursements for one year, and outplacement assistance provided there is a release of claims, non-disparagement, and confidentiality agreement with the executive officer. In addition, the executive officer must enter into a one-year non-compete agreement, where enforceable.
Incentive Compensation Recovery (Clawback) Policy
The Board has adopted the 2023 Incentive Compensation Recovery Policy (“Compensation Recovery Policy”), in accordance with Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”) and the corresponding Nasdaq Listing Rule 5608 (the “Listing Rules”). This policy applies to our current and former executive officers as defined in Rule 10D-1, including the NEOs, and will be administered by the Compensation Committee. In the event we are required to prepare an accounting restatement to correct a material noncompliance with any financial reporting requirement under the securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the policy provides for the recovery of erroneously awarded
2024 PROXY STATEMENT	ITRON, INC.	41

EXECUTIVE COMPENSATION
incentive-based compensation received by its executive officers on or after the policy’s effective date. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.
In addition, our Incentive Repayment Policy, in effect prior to December 1, 2023 will continue to apply to incentive-based compensation received prior to December 1, 2023. Under that policy, in the event of a restatement of the Company’s financial results, the Compensation Committee, as designated by the Board, may review all cash or equity incentive awards that were based in whole or in part on the achievement of certain financial results. Where award(s) were predicated, in part or in whole, upon the achievement of certain financial results that were subsequently the subject of a material financial restatement and, as determined by the Compensation Committee, the executive(s) engaged in fraud that caused or partially caused the need for the restatement, the Compensation Committee will seek forfeiture or reimbursement to the Company of the award(s) from the executive officer(s) engaged in fraud in full, net of tax. If a material financial restatement was not due to fraud, the Compensation Committee may review the circumstances and, in its discretion to the extent practicable and allowable under applicable laws, determine to require forfeiture or reimbursement to the Company of the amount of the award(s) that exceeded the lower amount, payment or value that would have been made based on the restated financial results, net of tax.
Executive Deferred Compensation Plan
Executive officers located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan (EDCP). We offer the EDCP to our highly-compensated employees to give them the benefit of being able to defer some of their taxable income, which also encourages their retention with the Company. Participants may defer up to 50% of their base salary and up to 50% of their annual cash incentive into a nonqualified account.
Executive officers are also permitted to elect to defer an additional portion of their base salary under the EDCP equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan. In 2023, the Company made matching contributions to the account of each participating executive at the rate of 75% of the first 6% of base salary and annual incentive deferred by the executive officer during that year, which is the same matching formula as the Company’s 401(k) Plan. The employer match into the EDCP starts after the employee reaches IRS limits on the 401(k) Plan and is no longer eligible for the 401(k) match. The executive officers’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund). See “Executive Compensation Tables – 2023 Nonqualified Deferred Compensation Table” for more details.
General Benefits and Perquisites
Our NEOs receive the same benefits as our U.S. based salaried employees generally, including medical and dental benefits, group term life insurance, and short- and long-term disability protection. Itron also has relocation policies and benefits in place that may be applicable if an employee is required to move or has long-term extended business travel to a new location.
401(k) Plan and Employee Stock Purchase Plan
Executive officers located in the U.S. are eligible to participate in our 401(k) Plan which provides our employees, including the NEOs, with a 75% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executive officers may participate in the Company’s Employee Stock Purchase Plan, along with our other employees.
We do not maintain any defined benefit or supplemental retirement programs for our NEOs.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.
42	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management and the Board’s outside compensation consultant. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2023 Annual Report on Form 10-K and the Company’s 2024 proxy statement.
Compensation Committee

Frank M. Jaehnert, Chair
Santiago Perez
Lynda L. Ziegler
2024 PROXY STATEMENT	ITRON, INC.	43

EXECUTIVE COMPENSATION
Executive Compensation Tables
Summary Compensation Table
	ITRON, INC.
	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Thomas L. Deitrich President and CEO	2023	875,000	—	3,746,266	1,531,250	14,850(5)	6,167,366
	2022	830,000	—	3,059,156	—	13,725	3,902,881
	2021	800,000	—	2,877,281	850,000	13,050	4,540,331
Joan S. Hooper Senior Vice President and CFO	2023	540,000	—	1,449,557	567,000	23,153(5)	2,579,711
	2022	530,000	—	1,311,495	—	39,714	1,881,209
	2021	520,000	—	1,709,125	331,500	23,175	2,583,800
Donald L. Reeves Senior Vice President, Outcomes	2023	460,000	—	519,342	458,850	12,948(5)	1,451,140
	2022	425,000	—	405,225	—	14,828	845,053
	2021	425,000	—	496,103	216,750	11,947	1,149,800
John F. Marcolini Senior Vice President, Networked Solutions	2023	450,000	47,250(4)	512,140	472,500	14,789(5)	1,496,679
	2022	385,000	—	399,093	—	14,937	799,030
Justin K. Patrick Senior Vice President, Device Solutions	2023	400,000	42,000(4)	477,800	420,000	13,483(5)	1,353,283
(1)
These columns reflect the aggregate grant date fair value of RSU and PRSU awards granted under our Long-Term Incentive Plan (LTIP) and Second A&R 2010 Plan (2010 SIP) determined in accordance with FASB ASC Topic 718. See Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions underlying the valuation of the equity awards granted in 2023.

(2)
Includes the grant date fair value of PRSUs assuming target performance achievement. As the performance-contingent awards are based on separate measurements of the Company's financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated for the portion of the award related to performance in each year. Therefore, the value in the table includes one-third of the target PRSUs for each active three-year performance cycle. For more details on how performance is calculated, refer to “A Closer Look at PRSUs” in this proxy statement.

The grant date fair value of the non-GAAP diluted EPS component is based upon the probable outcome for the award and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718. As required under FASB ASC Topic 718, the grant date fair value for the TSR multiplier is recalculated and included in the amounts shown for 2023 for the 2023 portion of the award in each active performance cycle and was determined using a Monte Carlo valuation model on the date the PRSUs were awarded. Grant date fair values assuming maximum performance achievement for the 2023 PRSUs for the full performance cycle (2023-2025) would be: T. Deitrich - $8,367,673; J. Hooper - $2,094,538; D. Reeves - $785,361; J. Marcolini - $785,361; J. Patrick - $719,866.
(3)	This column reflects the cash awards earned by the NEOs under our annual incentive program.
(4)
These values reflect payouts resulting from the discretionary individual performance factor (IPF) modifier applied to the annual incentive payouts for these executives. For more details refer to “2023 Individual Performance” in this proxy statement.

(5)
We value these benefits based on the actual costs or charges incurred by us for the benefits. The amounts shown under “All Other Compensation” consist of Company 401(k) matching contributions of $14,850 for Mr. Deitrich, $13,928 for Ms. Hooper, $12,948 for Mr. Reeves, $14,789 for Mr. Marcolini, and $13,483 for Mr. Patrick; and a company match under the Executive Deferred Compensation Plan of $9,225 for Ms. Hooper.

44	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
2023 Grants of Plan-Based Awards Table
	ITRON, INC.
	Grants of Plan - Based Awards
	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards
Name		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Thomas L. Deitrich	—	—	$1,093,750	$1,531,250	—	—	—	—	—
	2/23/2023	—	—	—	—	—	—	27,055	$1,503,987
	2/23/2023	—	—	—	—	57,492	143,730	—	$1,191,234(4)
Joan S. Hooper	—	—	$405,000	$567,000	—	—	—	—	—
	2/23/2023	—	—	—	—	—	—	14,391	$799,996
	2/23/2023	—	—	—	—	14,391	35,978	—	$298,182(4)
Donald L. Reeves	—	—	$345,000	$483,000	—	—	—	—	—
	2/23/2023	—	—	—	—	—	—	5,396	$299,964
	2/23/2023	—	—	—	—	5,396	13,490	—	$111,764(4)
John F. Marcolini	—	—	$337,500	$472,500	—	—	—	—	—
	2/23/2023	—	—	—	—	—	—	5,396	$299,964
	2/23/2023	—	—	—	—	5,396	13,490	—	$111,764(4)
Justin K. Patrick	—	—	$300,000	$420,000	—	—	—	—	—
	2/23/2023	—	—	—	—	—	—	4,946	$274,948
	2/23/2023	—	—	—	—	4,946	12,365	—	$102,440(4)
(1)
Represents threshold, target, and maximum opportunity under the Company's annual incentive program for fiscal 2023. Our annual incentive program is discussed under the caption “Annual Cash Incentives - The Itron Incentive Plan (IIP)” in this proxy statement.

(2)
Represents range of possible PRSU payouts for the three-year performance cycle beginning in 2023; earned PRSU awards are paid in Itron common stock. Our PRSUs are discussed under the caption “A Closer Look at PRSUs” in this proxy statement.

(3)	Amounts shown in this column reflect the number of RSUs granted under our 2010 SIP.
(4)
Amounts shown are based on target performance achievement for the 2023 portion of the three-year performance cycle of PRSUs. As required under FASB ASC Topic 718, includes the value of the award contingent upon the Company's financial performance and the grant date fair value for the TSR multiplier for the 2023 portion of the award. See footnote 2 of the Summary Compensation Table in this proxy statement for further details.

2024 PROXY STATEMENT	ITRON, INC.	45

EXECUTIVE COMPENSATION
Executive Compensation Tables
2023 Outstanding Equity Awards at Fiscal Year-End Table
	ITRON, INC.
	Outstanding Equity Awards At Fiscal Year End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Thomas L. Deitrich	12/10/2015	83,779		$35.13	12/10/2025
	2/24/2016	37,957		$40.05	2/24/2026
	2/23/2017	22,701		$65.55	2/23/2027
	2/22/2018	20,116		$69.30	2/22/2028
	9/19/2019	76,337		$76.55	9/19/2029
	2/20/2020	28,069		$87.27	2/20/2030
	2/18/2021					4,986	$376,493
	2/24/2022					18,536	$1,399,653
	2/24/2022							92,678(2)	$6,998,116
	2/23/2023					27,055	$2,042,923
	2/23/2023							143,730(3)	$10,853,052
Joan S. Hooper	6/20/2017	11,515		$68.45	6/20/2027
	2/22/2018	10,058		$69.30	2/22/2028
	2/20/2020	11,695		$87.27	2/20/2030
	2/18/2021					1,164	$87,894
	2/18/2021					2,327	$175,712
	2/24/2022					9,268	$699,827
	2/24/2022							27,802(2)	$2,099,329
	2/23/2023					14,391	$1,086,664
	2/23/2023							35,978(3)	$2,716,661
Donald L. Reeves	9/12/2018	3,300		$66.30	9/12/2028
	2/20/2020	4,210		$87.27	2/20/2030
	2/18/2021					748	$56,481
	2/18/2021					166	$12,535
	2/24/2022					2,781	$209,993
	2/24/2022							8,340(2)	$629,753
	2/23/2023					5,396	$407,452
	2/23/2023							13,490(3)	$1,018,630
John F. Marcolini	9/10/2020	3,783		$57.68	9/10/2030
	2/18/2021					333	$25,145
	2/18/2021					582	$43,947
	2/24/2022					2,781	$209,993
	2/24/2022							8,340(2)	$629,753
	2/23/2023					5,396	$407,452
	2/23/2023							13,490(3)	$1,018,630
Justin K. Patrick	2/20/2020	3,274		$87.27	2/20/2030
	2/18/2021					333	$25,145
	2/18/2021					582	$43,947
	2/24/2022					2,781	$209,993
	2/24/2022							8,340(2)	$629,753
	2/23/2023					4,946	$373,472
	2/23/2023							12,365(3)	$933,681
(1)
Represents RSUs granted under the 2010 SIP. One third of the RSUs granted on February 18, 2021 vest on each of February 18, 2022, 2023, and 2024. One third of the RSUs granted on February 24, 2022 vest on each of February 24, 2023, 2024, and 2025. One third of the RSUs granted on February 23, 2023 vest on February 23, 2024; the balance will vest quarterly thereafter for two years.

46	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Vesting information for each RSU award for the NEOs that is unvested as of December 31, 2023 is described in the table below.
Vesting Date		Thomas L. Deitrich	Joan S. Hooper	Donald L. Reeves	John F. Marcolini	Justin K. Patrick
2024
	2/18/2024	4,986	3,491	914	915	915
	2/23/2024	9,009	4,792	1,796	1,796	1,647
	2/24/2024	9,268	4,634	1,390	1,390	1,390
	5/23/2024	2,255	1,199	449	449	412
	8/23/2024	2,256	1,200	450	450	412
	11/23/2024	2,256	1,200	450	450	413
2025
	2/23/2025	2,255	1,200	450	450	412
	2/24/2025	9,268	4,634	1,391	1,391	1,391
	5/23/2025	2,256	1,200	450	450	412
	8/23/2025	2,256	1,200	450	450	413
	11/23/2025	2,255	1,199	450	450	412
2026
	2/23/2026	2,257	1,201	451	451	413
(2)	Represents PRSUs granted for the three-year performance cycle beginning in 2022 assuming achievement at maximum levels of performance (200% of target).
(3)	Represents PRSUs granted for the three-year performance cycle beginning in 2023 assuming achievement at maximum levels of performance (250% of target).
(4)	Based on the closing price of our common stock on December 31, 2023 ($75.51).
2023 Option Exercises and Stock Vested Table
	ITRON, INC.
	Option Exercise and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Thomas L. Deitrich			29,878	955,647
Joan S. Hooper			15,272	521,268
Donald L. Reeves	5,785	87,091	4,647	152,866
John F. Marcolini			4,644	180,208
Justin K. Patrick			4,126	147,371
(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.
(2)	Includes PRSUs earned based on financial results, as adjusted, for the three-year performance cycle beginning in 2021 and vested on December 31, 2023.
See “Long-Term Incentives – A Closer Look at PRSUs” in this proxy statement for more detail.
(3)	Based on the fair market value of our common stock on the vest date.
2024 PROXY STATEMENT	ITRON, INC.	47

EXECUTIVE COMPENSATION
Executive Compensation Tables
2023 Nonqualified Deferred Compensation Table
ITRON, INC.
Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Fiscal Year End ($)
Thomas L. Deitrich	—	—	—	—	—
Joan S. Hooper	134,327	9,225	186,246	—	1,203,105
Donald L. Reeves	—	—	—	—	—
John F. Marcolini	—	—	—	—	—
Justin K. Patrick	—	—	—	—	—
(1)	This deferred compensation represents amounts that are reported as compensation earned in 2023 in the Summary Compensation Table.
(2)	This amount has been included in the “All Other Compensation” column of the Summary Compensation Table.
Potential Payments upon Termination
The following describes certain actions and payments upon termination in accordance with Company policies, the IIP and the provisions of our Second A&R 2010 Plan (2010 SIP), pursuant to which all of our equity awards are granted.
Upon any termination of employment, our NEOs are entitled to receive any accrued and unpaid base salary through the date of termination.
Termination for Cause
The executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested RSUs, unvested awards under the LTIP and the IIP are forfeited in the event of termination for cause.
48	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Termination Due to Death, Disability, or Retirement
What happens if termination is due to:
Compensation Element	Death or Disability	Retirement(1)
Annual Incentive Plan(2)	Prorated	Prorated
RSUs(3)	Fully accelerated	If retirement occurs after 12 months following grant date, continued vesting subject to completion of new non-compete/non-solicit agreement and reasonable notice
PRSUs(4)
Shares awarded and
settled based on
actual attainment of
performance results as
measured at the end
of the performance
period ending in the
year of death or
disability. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

If retirement occurs after 12 months
following grant date, shares
awarded at the end of the
performance period based
on actual attainment of
performance results as
measured at the end
of the performance
period. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

(1)
Definition of Retirement: For purposes of all outstanding awards granted under the IIP to NEOs located in the U.S., “retirement” means the earlier of the age 65, or the age 55 with at least 10 years of service with Itron. For purposes of all outstanding awards granted under the 2010 SIP to NEOs located in the U.S., “retirement” means voluntary termination of employment after the date on which the award recipient has reached (i) the age of 55 and has a total of at least 10 years of continuous employment with Itron or (ii) the age of 60 and has a total of at least five (5) years of continuous employment with Itron.

(2)
Annual Incentive Plan: For awards under the IIP, participants would receive a prorated award (assuming an award is earned) based on the number of calendar days employed during the performance period and such payout, if any, will be made at the same time as the other participants.

(3)
RSUs: If a retirement occurs after 12 months following the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. If termination is due to death or disability (as defined in the 2010 SIP), any unvested RSUs will vest immediately.

(4)
PRSUs: If termination occurs due to death or disability during the performance period, shares will be awarded and settled based on the performance period and results ending in the year of death or disability and will not be pro-rated for partial employment during the performance period. If a retirement occurs after 12 months following the grant date, awards will vest in full based on actual performance and the applied TSR multiplier calculated at the end of the performance period, subject to non-compete/non-solicit and reasonable notice restrictions. Vested units generally will be settled at the original vesting date set forth in the award agreement, and in accordance with the provisions of Section 409A of the Code.

Voluntary Termination or Termination without Cause
•	RSUs: All unvested RSUs are forfeited upon voluntary termination or termination without cause.
•	PRSUs: All unvested PRSUs are forfeited upon voluntary termination or termination without cause. Vested units will be settled in accordance with the provisions of Section 409A of the Code.
•
Annual Incentive Plan: The bonus under the IIP would be forfeited in its entirety if the NEO is not employed by the Company or working as a service contractor for the Company at the time of the payout.

2024 PROXY STATEMENT	ITRON, INC.	49

EXECUTIVE COMPENSATION
Executive Compensation Tables
Potential Payments upon Change-in-Control
The following describes the material provisions of the change-in-control agreements that we have entered into with our NEOs. The change-in-control agreements provide for the following benefits if there is a change-in-control and the NEO’s employment is terminated within 24 months by the Company without cause or by the NEO for “good reason”:
•
Severance Benefit: The change-in-control agreements provide Mr. Deitrich with a severance benefit equal to 2.5 times the sum of base salary and target annual incentive opportunity. For Ms. Hooper, Mr. Reeves, Mr. Marcolini, and Mr. Patrick, the benefit is equal to two (2) times the sum of base salary and target annual incentive opportunity. For all, the benefit is paid in cash in one lump sum.

•
Pro-Rata Annual Incentive for Year of Termination: The change-in-control agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

•
Welfare Benefit Continuation: The change-in-control agreements provide Mr. Deitrich with 2.5 years of life and disability insurance coverage (with no tax gross-up). For Ms. Hooper, Mr. Reeves, Mr. Marcolini, and Mr. Patrick, this benefit is equal to two (2) years of life and disability insurance coverage (with no tax gross-up). The agreements also provide our NEOs and their dependents with the same respective years of health care coverage.

•
Equity Award Vesting and Acceleration (Double Trigger): The change-in-control agreements provide that any acceleration for equity awards is “double trigger” and thus will occur only upon a change-in-control and a qualifying termination (a termination without cause or for good reason). All vesting acceleration is subject to consummation of the change-in-control transaction.

•	Excise Tax Gross-Up: There are no effective provisions for an excise tax gross-up.
•	Legal Fees: The change-in-control agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the change-in-control agreement.
•
Restrictive Covenants: The change-in-control agreements include restrictive covenants relating to non-solicitation (one-year), non-disparagement, and non-competition (one-year, where enforceable), and require a release of all claims against the Company.

•	Definition of Change-in-Control: For purposes of the change-in-control agreements, a “change-in-control” generally consists of any of the following:
•	An acquisition of 25 percent or more of our voting securities;
•	Our current Board of Directors (and their approved successors) ceasing to constitute a majority of the Board;
•
Consummation of any merger or consolidation with or into another corporation, the effect of which would be that our Board would consist of a majority of directors who were not members of the Board prior to the merger or consolidation; or

•	Consummation of any sale or disposition of all or substantially all of our assets, or the approval by our shareholders of a plan of complete liquidation or dissolution of the Company.
•
Definition of Good Reason: For purposes of the change-in-control agreements, “good reason” for termination by the NEO of his or her employment generally means any one of the following acts by the Company following a change-in-control:

•	An adverse change in the NEO’s duties, status or position as an executive officer;
•	A reduction in the NEO’s base salary;
•	A reduction in the NEO’s annual bonus or long-term incentive opportunity;
•	The failure to continue to provide welfare, medical, and other fringe benefits which in the aggregate are substantially similar to those provided immediately prior to the change-in-control;
•	The requirement for the NEO to be based at an office more than 50 miles from the NEO’s office prior to the change-in-control; or
•	The failure by the Company or successor company to assume or agree to perform the provisions of the change-in-control agreement.
See also “Termination Payment Tables for NEOs” below.
50	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Second A&R 2010 Plan (2010 SIP) Change-in-Control Provisions
Our 2010 SIP provides that in the event of a change-in-control, as defined in our change-in-control agreements described above, unless otherwise provided in the award agreement, generally awards will be assumed or substituted for by the surviving corporation and will accelerate only if not so assumed or substituted. The vesting and payout of PRSUs will be governed by the award agreement, as described below.
PRSUs Change-in-Control Provisions
If a change-in-control occurs during the following performance periods; (2021-2023) under the 2021 grant, (2022-2024) under the 2022 grant, or (2023-2025) under the 2023 grant, the PRSU awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control (i) in the event the awards are not assumed by the acquiring entity, or (ii) the beginning of the performance period and the date of termination of employment in the event the awards are assumed by the acquiring entity.
Executive Officer Severance Pay Policy
The Company recognizes that it is usually difficult for executive officers whose employment is terminated involuntarily to obtain a position comparable to the one he or she has with the Company. In view of this, any executive officer who is terminated involuntarily, except if terminated for disciplinary reasons, will be entitled to receive severance pay equal to one year’s base salary, employer benefit premium payments/reimbursement for one year and outplacement assistance provided that the executive (1) releases all claims that he or she may have against the Company, (2) enters into a one year non-compete agreement (where enforceable), (3) agrees not to solicit employees for a period of one year, and (4) agrees not to disparage the Company.
2024 PROXY STATEMENT	ITRON, INC.	51

EXECUTIVE COMPENSATION
Executive Compensation Tables
Termination Payment Tables for NEOs
The tables below reflect the estimated amount of compensation payable to each of our NEOs in the event of termination of employment or change-in-control. The tables do not include benefits generally available to all employees on a non-discriminatory basis. The amounts shown assume that such termination or change-in-control was effective as of December 29, 2023. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change-in-control, as applicable.
	ITRON, INC.
	Summary of Termination Payments
	Thomas L. Deitrich
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$1,531,250	$1,531,250
Severance(3)	$—	$—	$—	$—	$—	$875,000	$—	$4,921,875
Benefit Continuation(3)	$—	$—	$—	$—	$—	$42,861	$—	$84,652
Accelerated RSUs(4)	$—	$—	$3,819,069	$3,819,069	$1,776,146	$—	$—	$3,819,069
Accelerated PRSUs(5)	$—	$—	$10,438,310	$10,438,310	$4,462,571	$—	$—	$5,514,818
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2023, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus, plus 2.5 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 29, 2023 ($75.51). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2022 and 2023 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elaspsed. As of December 29, 2023, two three-year performance cycles (2022-2024 and 2023-2025) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2021-2023 performance cycle, actual payouts were less than target and the value shown in the table represents the target payout. Values are based on the closing price of our common stock on December 29, 2023 ($75.51).

52	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
	ITRON, INC.
	Summary of Termination Payments
	Joan S. Hooper
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$567,000	$567,000
Severance(3)	$—	$—	$—	$—	$—	$540,000	$—	$1,890,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$32,905	$—	$47,810
Accelerated RSUs(4)	$—	$—	$2,050,097	$2,050,097	$963,432	$—	$—	$2,050,097
Accelerated PRSUs(5)	$—	$—	$3,004,395	$3,004,395	$1,499,278	$—	$—	$1,746,844
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2023, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 29, 2023 ($75.51). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2022 and 2023 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elaspsed. As of December 29, 2023, two three-year performance cycles (2022-2024 and 2023-2025) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2021-2023 performance cycle, actual payouts were less than target and the value shown in the table represents the target payout. Values are based on the closing price of our common stock on December 29, 2023 ($75.51).

2024 PROXY STATEMENT	ITRON, INC.	53

EXECUTIVE COMPENSATION
Executive Compensation Tables
	ITRON, INC.
	Summary of Termination Payments
	Donald L. Reeves
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$458,850	$458,850
Severance(3)	$—	$—	$—	$—	$—	$460,000	$—	$1,610,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$36,638	$—	$55,276
Accelerated RSUs(4)	$—	$—	$686,461	$686,461	$279,009	$—	$—	$686,461
Accelerated PRSUs(5)	$—	$—	$1,019,496	$1,019,496	$459,359	$—	$—	$571,457
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2023, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 29, 2023 ($75.51). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2022 and 2023 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elaspsed. As of December 29, 2023, two three-year performance cycles (2022-2024 and 2023-2025) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2021-2023 performance cycle, actual payouts were less than target and the value shown in the table represents the target payout. Values are based on the closing price of our common stock on December 29, 2023 ($75.51).

54	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
	ITRON, INC.
	Summary of Termination Payments
	John F. Marcolini
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$519,750	$519,750
Severance(3)	$—	$—	$—	$—	$—	$450,000	$—	$1,575,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$38,077	$—	$58,153
Accelerated RSUs(4)	$—	$—	$686,537	$686,537	$279,085	$—	$—	$686,537
Accelerated PRSUs(5)	$—	$—	$987,373	$987,373	$427,236	$—	$—	$533,853
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2023, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 29, 2023 ($75.51). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2022 and 2023 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elaspsed. As of December 29, 2023, two three-year performance cycles (2022-2024 and 2023-2025) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2021-2023 performance cycle, actual payouts were less than target and the value shown in the table represents the target payout. Values are based on the closing price of our common stock on December 29, 2023 ($75.51).

2024 PROXY STATEMENT	ITRON, INC.	55

EXECUTIVE COMPENSATION
Executive Compensation Tables
	ITRON, INC.
	Summary of Termination Payments
	Justin K. Patrick
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$462,000	$462,000
Severance(3)	$—	$—	$—	$—	$—	$400,000	$—	$1,400,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$37,397	$—	$56,793
Accelerated RSUs(4)	$—	$—	$652,557	$652,557	$279,085	$—	$—	$652,557
Accelerated PRSUs(5)	$—	$—	$942,067	$942,067	$427,236	$—	$—	$518,764
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2023, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 29, 2023 ($75.51). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2022 and 2023 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2023 awards are assumed forfeited, as retirement at December 29, 2023 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elaspsed. As of December 29, 2023, two three-year performance cycles (2022-2024 and 2023-2025) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2021-2023 performance cycle, actual payouts were less than target and the value shown in the table represents the target payout. Values are based on the closing price of our common stock on December 29, 2023 ($75.51).

56	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
2023 Compensation Risk Assessment
It is our belief that a majority of an NEO’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our shareholders. Therefore, the Committee evaluated the compensation plans and policies (applicable to executive officers and CEO direct reports) in December 2023 for attributes that could cause excessive risk taking. We concluded that our programs and policies do not encourage excessive risk-taking because: (a) the salary component of our program is a fixed amount; (b) the majority of the average compensation paid to our executive officers is delivered in the form of equity ownership, which aligns the interest of our executive officers with those of our shareholders; (c) NEOs are subject to our stock ownership guidelines; and (d) the annual cash-based incentive plan and long-term incentive plans are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving Company financial objectives which diversify risks associated with a single indicator of performance, (ii) our equity-based incentives encourage a longer-term focus through multi-year performance periods, (iii) our risk-mitigating policies in place such as insider trading and hedging prohibitions and clawbacks, and (iv) review and approval of final awards by our Committee (and the independent members of the full Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned.
CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO:
For 2023, our last completed fiscal year:
•	the median of the annual total compensation of all employees of our Company (other than our CEO) was $68,471; and
•	the annual total compensation of our CEO was $6,167,366.
For 2023, the annual total compensation of our CEO was 90 times that of the median of the annual total compensation of all employees. This calculation is based on our employee population of 5,081 as of December 31, 2023. The median employee was identified using base pay, overtime pay, short-term incentives, and long-term incentive grant date fair values for the twelve months ended December 31, 2023. Our median employee is in the United States.
The annual total compensation for each of the CEO and the median employee was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
2024 PROXY STATEMENT	ITRON, INC.	57

EXECUTIVE COMPENSATION
Executive Compensation Tables
Pay Versus Performance
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance for the fiscal years listed below. You should refer to “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.
Year	Summary Compensation Table Total for Thomas L. Deitrich $	Compensation Actually Paid to Thomas L. Deitrich(1)(2)(7) $	Average Summary Compensation Table Total for Non-CEO NEOs(3) $	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)(7) $	Year-end value of $100 invested on 12/31/2019 in:
					ITRI $	Peer Group(4) $	Net income (loss) attributable to Itron, Inc. (in millions)(5) $	Adj. EBITDA (in millions)(6) $
2023	6,167,366	14,985,547	1,720,203	3,053,689	89.95	81.82	96.9	225.6
2022	3,902,881	2,219,992	1,168,312	718,317	60.33	73.66	-9.7	95.1
2021	4,540,331	1,543,572	1,712,738	1,006,326	81.62	141.30	-81.3	115.2
2020	3,638,204	3,850,288	1,311,769	1,094,823	114.23	121.61	-58.0	178.4
(1)	Deductions from, and additions to, total compensation in the Summary Compensation Table for 2023 to calculate Compensation Actually Paid include:
	2023
	Thomas L. Deitrich	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$6,167,366	1,720,203
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—
Amount added for current year service cost	$—	$—
Amount added for prior service cost impacting current year	$—	$—
Total Adjustments for Pension	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(3,746,266)	$(739,710)
Year-end fair value of unvested awards granted in the current year	$8,863,773	$1,440,179
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$3,043,772	$488,168
Fair values at vest date for awards granted and vested in current year	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$656,902	$144,849
Forfeitures during current year equal to prior year-end fair value	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—
Total Adjustments for Equity Awards	$8,818,181	$1,333,486
Compensation Actually Paid (as calculated)	$14,985,547	$3,053,689
(2)
Assumptions used in the valuation of equity awards for purposes of calculating Compensation Actually Paid were materially the same as at grant date, except for adjusting for expected performance of PRSUs at each measurement date.

(3)	Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2023: Hooper, Joan S.; Reeves, Donald L.; Marcolini, John F.; Patrick, Justin K.:
2022: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Marcolini, John F.
2021: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Hlavinka, Sarah E.
2020: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Hlavinka, Sarah E.
58	ITRON, INC.	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
(4)	Years 2023 and 2022 reflects the same peer group as disclosed in our 2023 and 2022 Form 10-Ks, and years 2021 and 2020 reflect the prior peer group as disclosed in the 2021 and 2020 Form 10-Ks.
2023: LM Ericsson Telephone Company; Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.
2022: LM Ericsson Telephone Company; Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.
2021: Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.; Badger Meter, Inc.
2020: Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.; Badger Meter, Inc.
Peer group TSR represents the weighted peer group TSR, weighted according to respective companies' stock market capitalization at the beginning of each period for which a return is indicated.
(5)	Amounts represent net income (loss) attributable to Itron, Inc. reflected in the Company’s audited financial statements for the applicable year.
(6)
In the Company’s assessment, Adjusted EBITDA represents the most important financial performance measure (not otherwise required to be disclosed in the table) used by the Company to link Compensation Actually Paid to the NEOs to Company performance for the most recently completed fiscal year. We define Adjusted EBITDA as net income (loss) (a) minus interest income, (b) plus interest expense, depreciation and amortization, restructuring, loss on sale of businesses, strategic initiative expenses, software project impairment, Russian currency translation write-off, goodwill impairment, acquisition and integration related expenses, and (c) excluding income tax provision or benefit.

(7)	Compensation Actually Paid for 2020, 2021 and 2022 as reflected in last year’s disclosure has been adjusted to incorporate an additional vesting tranche identified for the 2020 RSU grants.
Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP to Company performance are listed in the table below, not ranked in order of importance. The role of each of these performance measures in our executive compensation program is discussed under “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement.
Performance Measures
Adjusted EBITDA
Revenue
Non-GAAP diluted EPS
2024 PROXY STATEMENT	ITRON, INC.	59

EXECUTIVE COMPENSATION
Executive Compensation Tables
Descriptions of the Information Presented in the Pay Versus Performance Table
The illustrations below compare CAP and the following measures:
•	the Company’s cumulative TSR and the peer group’s cumulative TSR;
•	the Company’s Net income (loss) attributable to Itron, Inc.; and
•	the Company’s Adjusted EBITDA.

60	ITRON, INC.	2024 PROXY STATEMENT

PROPOSAL 3 – APPROVAL OF THE ITRON, INC. THIRD AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
The Board requests shareholder approval of amendments to the Itron, Inc. Second Amended and Restated 2010 Stock Incentive Plan (2010 Plan) to increase the number of shares authorized under the 2010 Plan by 3,000,000 shares, to incorporate updates in applicable law and to make other updates as more specifically described below (Itron, Inc. Third Amended and Restated 2010 Stock Incentive Plan or Amended 2010 Plan).
The Board believes it is in the best interests of the Company and its shareholders to continue offering equity-based awards to our management-level employees. To have an appropriate supply of shares available for equity awards under the Amended 2010 Plan to recruit, hire and retain the talent necessary to achieve strong performance in the future, our Board believes the Company will need to reserve under the Amended 2010 Plan the additional 3,000,000 shares for which shareholder approval is being requested.
Request for Additional Shares, Dilution and Overhang
The 2010 Plan is the Company’s only active employee equity plan (other than the Company’s Employee Stock Purchase Plan (ESPP)), and as of March 5, 2024, we had approximately 981,753 shares remaining for issuance under the 2010 Plan. If the shareholders approve the Amended 2010 Plan, then at March 5, 2024, we would have had approximately 3,981,753 shares available for the grant of new awards (excluding any shares subject to awards granted under the Amended and Restated 2000 Stock Incentive Plan (Prior Plan) that are forfeited, expire, or otherwise cancelled or settled in cash after March 5, 2024). As of March 5, 2024, there were 353,058 options outstanding in aggregate under the 2010 Plan and the Prior Plan with a weighted average exercise price of $61.61 and a weighted average remaining term of 3.715 years, and 1,144,314 full value awards under the 2010 Plan that were unvested and outstanding. Shares under the ESPP have been excluded from the above share totals.
In determining the number of additional shares of common stock to allocate to the Amended 2010 Plan, the Board considered various factors, including potential dilution, burn rate, industry plan cost standards, historical grant practices and anticipated equity compensation needs, as well as information and guidelines from proxy advisory firms.
The following table shows our responsible burn rate history:
	Peer Group	Itron
	FY23	FY23	FY22	FY21
Gross Burn Rate as a % of Outstanding(1)	1.88%	0.83%	0.75%	0.86%
Adjusted Burn Rate as a % of Outstanding(2)	1.82%	0.83%	0.71%	0.79%
(1)	Gross Burn Rate is calculated as: (shares subject to options granted + shares subject to full value awards granted) / weighted average common shares outstanding.
(2)
Annual Value-Adjusted Burn Rate is calculated as: ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

The potential dilution to current shareholders (or overhang) that could result from the future issuance of shares available under the Amended 2010 Plan, in addition to shares subject to awards outstanding under the Amended 2010 Plan, would be approximately 10.70%. This percentage is calculated on a fully-diluted basis, by dividing the total shares underlying outstanding equity awards (1,513,717) plus the shares available for future awards under the Amended 2010 Plan, including the new shares requested 3,000,000 (together, the numerator) by the total shares of common stock outstanding as of March 5, 2024 (45,814,836) plus the number of shares in the numerator. This level of dilution falls within the allowable benchmark of the companies in the Company’s Global Industry Classification Standard industry classification and results in a plan cost under Institutional Shareholder Services’ shareholder value transfer (SVT) model that management estimates is within the industry-specific SVT cap that applies to the Company.
Based on our historical grant practices and our expectations for the equity programs going forward, the new shares requested for use under the Amended 2010 Plan are expected to meet the Company’s equity grant needs for approximately five years. The shares reserved may, however, last for more or less than five years depending on currently unknown factors, such as the number of grant recipients, future grant practices, and the Company’s share price.
2024 PROXY STATEMENT	ITRON, INC.	61

Material Changes to the 2010 Plan
The following summary highlights the proposed material amendments to the 2010 Plan.
•	The aggregate number of shares reserved for issuance pursuant to awards granted under the 2010 Plan has been increased by 3,000,000 additional shares.
•
The provisions required under the Internal Revenue Code to grant awards intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, including the calendar year award limits, have been removed in light of the elimination of the qualified performance-based compensation exception from the compensation deductibility limitation on compensation in excess of $1 million dollars to certain “covered employees” resulting from the amendments to the Internal Revenue Code under the Tax Cuts and Jobs Act.

•
The 2010 Plan has been amended to clarify that fractional shares may not be issued pursuant to awards granted under the Amended 2010 Plan, unless the Committee takes action to provide for awards authorizing the issuance of fractional shares.

Key Terms of the Amended 2010 Plan at a Glance
The following is a summary of the key provisions of the Amended 2010 Plan, as set forth and stated herein.
Plan Term:	The Amended 2010 Plan, as amended and restated, will become effective on the date the shareholders approve the Amended 2010 Plan and will continue in effect until terminated by the Board.
Eligible Participants:
Employees, officers, directors, consultants, agents, advisors and independent contractors of the Company or a related corporation generally are eligible to receive each type of award offered under the Amended 2010 Plan.

Only employees of the Company or a related corporation (meeting the requirements of “subsidiary corporation” under the Code) are eligible to receive “incentive stock options,” within the meaning of Section 422 of the Code (ISOs), under the Amended 2010 Plan.

The grant date fair value of all awards granted to any non-employee director, plus all cash payable during the calendar year, may not exceed $500,000.

Shares Available for Awards:
13,991,273 shares of common stock over the term of the Amended 2010 Plan (after giving effect to the increase of 3,000,000 shares if the amendments are approved), plus any share subject to awards granted under the Prior Plan that are forfeited, expire, or otherwise cancelled or settled in cash after March 5, 2024, subject to adjustment in the event of certain changes in the capitalization of the Company.

If the amendments are approved by the shareholders, approximately 3,981,753 shares of common stock would have been available for the grant of new awards under the Amended 2010 Plan as of March 5, 2024 (excluding any shares subject to awards granted under the Prior Plan that are forfeited, expire, or otherwise cancelled or settled in cash after March 5, 2024).

Award Types:	(1)	Options
	(2)	Restricted stock
	(3)	Restricted stock units
	(4)	Stock appreciation rights
	(5)	Performance-based awards
Award Terms (Exercisability Period):
Options and Stock Appreciation Rights (SARs) have a term of no longer than 10 years.

ISOs granted to ten percent owners will have a term of no longer than 5 years.

All other awards have the terms set forth in the applicable award agreement and in the Amended 2010 Plan.

ISO Limits:	No more than 13,375,000 shares of common stock may be issued upon the exercise of incentive stock options (ISOs) granted under the Amended 2010 Plan.
Minimum Vesting Requirements:
Determined by the Compensation Committee within limits set forth in the Amended 2010 Plan provided that all awards have a minimum vesting period of one year with certain exceptions as set forth in the Amended 2010 Plan.

62	ITRON, INC.	2024 PROXY STATEMENT

Not Permitted:	(1)	Repricing or reducing the exercise price of a share option or SAR below the per share exercise price as of the date of grant without shareholder approval.
	(2)
Canceling, surrendering or substituting an outstanding option or SAR (at any time when the then-current fair market value of a share is less than the exercise price) in exchange for the grant of a new award with a lower exercise price, a cash payment or any other award.

	(3)
Adding shares back to the number of shares available for issuance when (i) shares covered by an award are surrendered in payment of the purchase price of awards or tax withholding for the exercise or settlement of an option or SAR, (ii) shares are not issued or delivered as a result of net settlement of an outstanding option or SAR, and (iii) shares are repurchased on the open market with the proceeds of the exercise of an option.

	(4)	Payment of dividends or dividend equivalents on unvested awards.
Change in Control:	Awards will not automatically accelerate in connection with a change in control of the Company where the awards are assumed by the acquiring company.
Summary of the Amended 2010 Plan
The following description of the Amended 2010 Plan is a summary, does not purport to be fully descriptive and is subject to the actual terms of the Amended 2010 Plan, which is attached to this proxy statement as Appendix A. Upper case terms that are not defined will have the meaning assigned to them in the Amended 2010 Plan.
Purpose of the Amended 2010 Plan
The purpose of the Amended 2010 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and to acquire and maintain stock ownership in the Company. The Amended 2010 Plan allows us to utilize multiple types of equity incentives and performance incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of award recipients with the interests of our shareholders.
Awards. The Amended 2010 Plan allows us to grant incentive and nonqualified stock options, stock appreciation rights (SARs), performance shares, performance units, restricted shares, restricted units, and unrestricted shares plus dividend equivalents. Awards may be granted individually or in combination with other awards.
Stock Subject to the Amended 2010 Plan. A maximum number of shares of common stock equal to the sum of (i) 13,991,273 shares (after giving effect to the increase of 3,000,000 shares if the amendments are approved), plus (ii) any shares subject to awards granted and outstanding under the Prior Plan that are forfeited, expire or are otherwise cancelled or settled in cash after the initial adoption of the Plan in 2010 will be authorized for issuance pursuant to awards granted under the Amended 2010 Plan. A maximum of 13,375,000 shares may be granted as incentive stock options under the Amended 2010 Plan. The maximum number of shares, including the number of shares that may be issued pursuant to the exercise of incentive stock options, are subject to adjustment upon certain capitalization events of the Company as described in more detail below.
The Amended 2010 Plan uses a “fungible share” concept where the awards of options and SARs cause one available share to be removed from the available share pool, while the award of restricted stock, restricted stock units, or other “full-value” stock-based awards will be counted against the pool as 1.7 shares for each such award.
Shares covered by awards under the Amended 2010 Plan and the Prior Plan that are forfeited, cancelled or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool at the same one share or 1.7 shares ratio used for the awards. In addition, in the event that tax withholding liabilities arising under a full-value award under the Amended 2010 Plan or Prior Plan are satisfied by surrendering of shares subject to an award, the surrendered shares will be added back to the pool at the same one share or 1.7 shares ratio used for the awards.
The following are not available for issuance pursuant to new awards: (i) shares that are surrendered to pay the exercise price of an award or, with regard to options or SARs, to satisfy tax withholding obligations; (ii) shares that are not issued as a result of a net settlement of an option or SARs; and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.
The grant date fair value of all awards granted to any non-employee director, plus all cash payable during the calendar year, may not exceed $500,000.
2024 PROXY STATEMENT	ITRON, INC.	63

Administration. Our Compensation Committee will administer the Amended 2010 Plan (Plan Administrator), unless the Board appoints another committee to administer the Amended 2010 Plan. Subject to the terms of the Amended 2010 Plan, the Plan Administrator selects the individuals to receive awards, determines the terms and conditions of all awards, and interprets the provisions of the Amended 2010 Plan.
The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be made under the Amended 2010 Plan. Except for adjustments to reflect stock splits and similar events, without shareholder approval, (i) no option or SAR may be amended to reduce the exercise price of such option or SAR below the per share fair market value of the common stock as of the date the option or SAR was granted, and (ii) at any time when the then-current fair market value of a share is less than the fair market value of a share of common stock on the date that an outstanding option or SAR was granted, such outstanding option or SAR may not be cancelled or surrendered in exchange for (i) cash, (ii) an option or SAR having an exercise price that is less than the fair market value of a share of common stock on the date that the original option or SAR was granted, or (iii) any other Award.
Eligible Participants. Awards may be granted under the Amended 2010 Plan to those officers, directors, and employees of the Company and its Related Corporations (as defined in the Amended 2010 Plan, generally Company subsidiaries) as the Plan Administrator selects. Awards may also be made to consultants, agents, advisors, and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. As of March 5, 2024, 8 non-employee directors, and approximately 800 employees would be eligible to participate in the Amended 2010 Plan.
Minimum Vesting Requirements. With certain exceptions as set forth in the Amended 2010 Plan, no Award may vest before the first anniversary of the date of grant, subject to earlier vesting in connection with a Change in Control, death or disability. The Company may grant awards with respect to up to 5% of the number of shares reserved under the Amended 2010 Plan without regard to the minimum vesting period.
Stock Options. Options granted under the Amended 2010 Plan may be incentive stock options (as defined in Section 422 of the Code) or nonqualified stock options. Under the Amended 2010 Plan, the exercise price for each option is determined by the Plan Administrator, but cannot be less than 100% of the common stock’s fair market value on the date of grant. For purposes of the Amended 2010 Plan, fair market value generally means the closing sales price of our common stock as reported by the Nasdaq Global Select Market for a single trading day. As of March 5, 2024, the fair market value of a share of our common stock was $92.35.
The term of each option may not be greater than ten years from the date of grant. The Plan Administrator will establish and set forth in each instrument that evidences an option at which, or the installments in which, the option will vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time.
The Plan Administrator will establish and set forth in each instrument that evidences an option whether the option will continue to be exercisable, and the terms and conditions of such exercise, if a participant ceases to be employed by, or to provide services to, the Company or its Related Corporations. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:
(a)	Any portion of an option that is not vested and exercisable on the date of termination of the participant’s employment or service relationship (Termination Date) will expire on such date.
(b)	Any portion of an option that is vested and exercisable on the Termination Date will expire upon the earliest to occur of:
(i)	the last day of the Option Term (unless otherwise noted, capitalized terms are as defined in the Amended 2010 Plan);
(ii)	if the participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and
(iii)	if the participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.
Notwithstanding the foregoing, if the participant dies after the Termination Date while the option is otherwise exercisable, the portion of the option that is vested and exercisable on such Termination Date will expire upon the earlier to occur of (a) the last day of the Option Term or (b) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.
64	ITRON, INC.	2024 PROXY STATEMENT

Also notwithstanding the foregoing, in case of termination of the participant’s employment or service relationship for Cause, the option will automatically expire upon first notification to the participant of such termination, unless the Plan Administrator determines otherwise.
Stock Awards and Stock Units. The Plan Administrator is authorized to make awards of common stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion, and as set forth in the instrument evidencing the award (Restricted Stock). The terms, conditions and restrictions determined by the Plan Administrator will include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock will occur by reason of termination of the participant’s employment or service relationship, if any.
The Plan Administrator is also authorized to make awards of common stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of common stock subject to the award (Unrestricted Stock), subject to the one-year minimum vesting requirement provisions.
The Plan Administrator is authorized to make awards denominated in units of common stock (Stock Units) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion. The terms, conditions and restrictions include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the participant and the circumstances under which forfeiture of the Stock Units will occur by reason of termination of the participant’s employment or service relationship.
Performance Share and Performance Unit Awards. The Plan Administrator may grant awards of performance shares (Performance Shares) and designate the participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such award. Performance Shares consist of a unit valued by reference to a designated number of shares of common stock, the value of which may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.
The Plan Administrator may grant awards of performance units (Performance Units) and designate the participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such award. Performance Units consist of a unit valued by reference to a designated amount of property other than shares of common stock, which value may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.
Dividend Equivalents. The Plan Administrator is authorized to grant dividend equivalents, which are rights under the Amended 2010 Plan entitling a participant to receive credits based on dividends that would have been paid on shares of common stock subject to an award if such shares had been held by the participant at the time the dividend was declared. Dividend equivalents cannot be granted as part of options or SARs. Any dividend equivalents granted (or dividends distributed) will be subject to the same vesting conditions applicable to the Award and may not be paid unless and until the underlying Award vests.
Fractional Shares. Except as otherwise determined by the Plan Administrator, no fractional shares are issuable by the Company pursuant to the exercise or settlement of awards under the Amended 2010 Plan. The Plan Administrator is also authorized to determine whether fractional shares subject to an award will be rounded down to the nearest whole share of common stock or a cash payment will be made in lieu of the fractional shares.
Assignability. Except as otherwise determined by the Plan Administrator in accordance with the terms of the Amended 2010 Plan and to the extent permitted by Section 422 of the Code, awards may not be pledged, assigned, or transferred other than by will or the laws of descent and distribution, except that a participant may designate a beneficiary who may exercise an award or receive payment under an award after the participant’s death. During the participant’s lifetime, awards may be exercised only by the participant. Any transfer of an award that is authorized under the Amended 2010 Plan must comply with the requirements applicable to offerings registered under a registration statement on Form S-8.
Adjustment of Shares. In the event of stock dividend, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase, or exchange of shares, recapitalization, mergers, consolidations, distributions to shareholders other than a normal cash
2024 PROXY STATEMENT	ITRON, INC.	65

dividend, or other change in the Company corporate or capital structure or similar changes in our corporate or capital structure, the Plan Administrator, will make proportional adjustments in (a) the maximum number and kind of securities subject to the Amended 2010 Plan (including the number of shares that may be issued pursuant to the exercise of incentive stock options), (b) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor, and (c) the number and kind of securities automatically granted pursuant to a formula program established under the Amended 2010 Plan, as set forth in the Amended 2010 Plan. Such adjustments will not be deemed an option repricing under the Amended 2010 Plan.
Change in Control Transactions. Except as otherwise provided in the instrument evidencing the award or in a written employment or services agreement or other agreement between a participant and the Company or a Related Corporation in connection with an award, if in the event of a Change in Control Transaction (as defined in the Amended 2010 Plan), a Participant’s award is not assumed, continued, replaced or an equivalent award is not substituted for the award by the surviving corporation, the successor corporation or its parent corporation, as applicable, the award will become fully vested and, if applicable, exercisable whether or not the vesting requirements set forth in the applicable agreement evidencing the award have been satisfied.
The vesting and payout of Performance Awards resulting from a Change in Control Transaction will be as provided in the instrument evidencing the award or in a written employment or services agreement between a participant and the Company or a Related Corporation.
The Plan Administrator will have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable.
Amendment and Termination of Amended 2010 Plan. The Board may suspend or terminate the Amended 2010 Plan at any time. The Amended 2010 Plan will have no fixed expiration date; provided, however, that no incentive stock options may be granted more than ten years after the later of (a) the Second Amended 2010 Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the Amended 2010 Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.
The Amended 2010 Plan may be amended only by the Board in such respects as it will deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that would (a) increase the total number of shares available for issuance under the Amended 2010 Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.
Clawback/Recovery. Awards are subject to recoupment under any “clawback” policy that the Company adopts under stock exchange rules or as otherwise pursuant to applicable law. The Company may also impose other recoupment provisions as the Plan Administrator may determine are necessary or appropriate.
Section 409A. To the extent applicable, the Amended 2010 Plan and any written instrument evidencing any award will be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Amended 2010 Plan.
Federal Income Tax Consequences of the Amended 2010 Plan
The following is a summary of the US federal income tax consequences that generally will arise with respect to awards granted under the Amended 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.
Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or a 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
66	ITRON, INC.	2024 PROXY STATEMENT

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Nonstatutory (nonqualified) Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights (SAR). A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the stock is distributed with respect to a restricted stock unit, the participant will have income in an amount equal to the fair market value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock previously taxed. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended 2010 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.
Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Withholding. The Plan Administrator at its discretion may satisfy tax withholding obligations associated with awards by allowing (a) participants to pay cash, (b) the Company to withhold shares with a fair market value of up to the maximum applicable rate in the applicable jurisdiction, (c) participants to transfer shares to the Company with a fair market value equal to the withholding obligation, (d) the Company to withhold from the participant’s cash compensation, (e) the Company to withhold from the proceeds of the sale of shares underlying an award or (f) any other method set forth in the instrument evidencing the award.
Future Plan Benefits
All awards to employees, officers, directors and consultants under the Amended 2010 Plan are made at the discretion of the Plan Administrator. Therefore, the benefits and amounts that will be received or allocated under the Amended 2010 Plan in the future are not determinable at this time.
2024 PROXY STATEMENT	ITRON, INC.	67

Past Grants under the 2010 Plan
The following table sets forth the number of shares subject to equity awards granted (even if not currently outstanding) under the 2010 Plan since its initial approval in 2010 through March 5, 2024. These share numbers do not take into account the effect of awards that have been cancelled or that expired unexercised.
Name and Position	Option Shares	RSU Shares	Performance Based Shares	Restricted Stock	Total Shares
Named Executive Officers
Thomas L. Deitrich, President and CEO	268,959	253,836	227,623	—	750,418
Joan S. Hooper, Senior Vice President and CFO	33,268	80,653	62,907	—	176,828
Donald L. Reeves, Senior Vice President, Outcomes	19,183	41,611	21,868	—	82,662
John F. Marcolini, Senior Vice President, Networked Solutions	4,412	32,160	19,438	—	56,010
Justin K. Patrick, Senior Vice President, Devices	3,274	21,824	17,782	—	42,880
Current Executive Officer Group	329,096	471,943	369,208	—	1,170,247
Non-Employee Director Group	—	18,652	—	86,389	105,041
All employees who are not executive officers, as a group	1,280,193	4,722,565	867,376,	110,152	6,980,286
Total 2010 Plan Shares	1,609,289	5,213,160	1,236,584	196,541	8,255,574

The Board believes approval of the Amended
2010 Plan is in the best interests of the
shareholders to approve the amendments
described in this proxy, and recommends a
vote “FOR” the approval of the Itron, Inc. Third
Amended and Restated 2010 Stock Incentive Plan.

68	ITRON, INC.	2024 PROXY STATEMENT

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board, upon the recommendation of its Audit/Finance Committee, has selected Deloitte & Touche LLP to serve as the Company’s independent registered public accountant for the 2024 fiscal year, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Deloitte & Touche LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accountant and as a matter of good corporate practice. Deloitte & Touche LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.
The Board recommends that shareholders vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountant for fiscal year 2024.
2024 PROXY STATEMENT	ITRON, INC.	69

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES
For the years ended December 31, 2022 and 2023, professional services were performed by Deloitte & Touche LLP and their respective affiliates (collectively, Deloitte). The aggregate fees billed by Deloitte for the years ended December 31, 2022 and 2023 were as follows:
Services Rendered	2022	2023
Audit Fees(1)	$7,359,193	$7,377,059
Audit-Related Fees(2)	—	15,000
Total Audit and Audit-Related Fees	7,359,193	7,392,059
Tax Fees(3)	2,710,386	2,135,291
Other Fees(4)	2,064	2,064
Total Fees	$10,071,643	$9,529,414
(1)
Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2022 and 2023, including out of pocket expenses, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include statutory audits required, and accounting consultations on matters related to the annual audits or interim reviews.

(2)
Audit-related services are disclosed in the year incurred, based on when the work is performed. These services typically include due diligence in connection with acquisitions, accounting process advice, and agreed-upon procedures.

(3)
Tax services are disclosed in the year incurred, based on when the work is performed. These services include tax consulting, tax advisory, and tax planning during the years ended December 31, 2022 and 2023.

(4)	Services performed by Deloitte qualifying as “Other” for the years ended December 31, 2022 and 2023, are related to accounting research tools.
The Audit/Finance Committee has adopted policies and procedures that require the Company to obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2022 and 2023, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.
70	ITRON, INC.	2024 PROXY STATEMENT

2023 AUDIT/FINANCE COMMITTEE REPORT
The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the Nasdaq rules and acts under a written charter developed by the Committee and approved by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte & Touche LLP, the Company’s independent registered public accounting firm in 2023, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the PCAOB) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.
In connection with the December 31, 2023 financial statements, the Audit/Finance Committee hereby reports as follows:
(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.
(2)	The Audit/Finance Committee has discussed with the independent auditors the matters required by the applicable requirements of the PCAOB and the SEC.
(3)
The Audit/Finance Committee has received the written disclosures and the letter from the auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence and discussed with the auditors the auditors’ independence.

(4)
Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023 and filed with the SEC.

Audit/Finance Committee

Timothy M. Leyden, Chair Mary C. Hemmingsen Jerome J. Lande Sanjay Mirchandani
2024 PROXY STATEMENT	ITRON, INC.	71

EQUITY COMPENSATION PLAN INFORMATION
The following table gives certain information about our equity compensation plans in effect as of December 31, 2023.
Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders(1)	1,114,235(1)	$61.36(2)	2,363,472(3)
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	1,114,235(1)	$61.36(2)	2,363,472(3)
(1)
Under the provisions of the Second A&R 2010 Plan, the Company may grant stock awards, stock units, performance shares, stock appreciation rights, and performance units (collectively Awards) in addition to stock options. For purposes of this table, the number of PRSUs included are determined based on achievement of target performance goals.

(2)	The weighted-average exercise price pertains only to outstanding options and excludes 705,837 shares issuable upon vesting of outstanding Awards.
(3)	This number includes 1,843,272 shares available for issuance under the Second A&R 2010 Plan and 520,200 shares available for issuance under the 2012 Employee Stock Purchase Plan, as amended.
72	ITRON, INC.	2024 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Directors and Executive Officers
The following table provides information with respect to the beneficial ownership of our common stock as of March 5, 2024 by each of our directors, each of our named executive officers listed in the Summary Compensation Table, and all of our director nominees, directors, and executive officers as a group. The percentage ownership data is based on 45,841,836 shares of our common stock outstanding as of March 5, 2024. Under SEC rules, beneficial ownership includes shares over that which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days or shares of restricted stock units vested or that will vest within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The address of each person named in the table, unless otherwise indicated, is c/o Itron, Inc., 2111 N. Molter Road, Liberty Lake, WA 99019.
	Shares Beneficially Owned
Name	Number	Percent
Directors and Executive Officers:
Thomas L. Deitrich(1)	438,452	*
Joan S. Hooper(2)	79,705	*
Donald L. Reeves(3)	11,606	*
John F. Marcolini(4)	6,922	*
Justin K. Partick(5)	12,535	*
Mary C. Hemmingsen(6)	4,378	*
Frank M. Jaehnert(7)	19,820	*
Jerome J. Lande(8)	20,646	*
Timothy M. Leyden(9)	14,100	*
Sanjay Mirchandani(10)	1,809	*
Santiago Perez(11)	7,504	*
Diana D. Tremblay(12)	21,355	*
Lynda L. Ziegler(13)	16,825	*
All directors and executive officers as a group (15 persons)(14)	668,040	1.45%
*	Less than 1%.
(1)
For Mr. Deitrich, includes 268,959 shares issuable on exercise of outstanding options exercisable within 60 days and 25,000 shares indirectly held in trust for the benefit of Mr. Deitrich’s son, of which Mr. Deitrich is a trustee.

(2)	For Ms. Hooper, includes 33,268 shares issuable on exercise of outstanding options exercisable within 60 days.
(3)	For Mr. Reeves, includes 7,510 shares issuable on exercise of outstanding options exercisable within 60 days.
(4)	For Mr. Marcolini, includes 3,783 shares issuable on exercise of outstanding options exercisable within 60 days.
(5)	For Mr. Patrick, includes 3,274 shares issuable on exercise of outstanding options exercisable within 60 days.
(6)	For Ms. Hemmingsen, represents shares owned as of March 5, 2024.
(7)	For Mr. Jaehnert, represents shares owned as of March 5, 2024, including 13,407 shares of which Mr. Jaehnert has deferred receipt of pursuant to Itron's Executive Deferred Compensation Plan.
(8)	For Mr. Lande, represents shares owned as of March 5, 2024.
(9)	For Mr. Leyden, represents shares owned as of March 5, 2024, including 870 shares of which Mr. Leyden has deferred receipt of pursuant to Itron's Executive Deferred Compensation Plan.
(10)	For Mr. Mirchandani, represents shares owned as of March 5, 2024.
(11)	For Mr. Perez, represents shares owned as of March 5, 2024.
(12)	For Ms. Tremblay, represents shares owned as of March 5, 2024.
(13)	For Ms. Ziegler, represents shares owned as of March 5, 2024.
(14)	Includes 316,794 shares issuable on exercise of outstanding options that are held by all current directors and executive officers and are exercisable within 60 days.
2024 PROXY STATEMENT	ITRON, INC.	73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Principal Shareholders
The following table provides information with respect to the beneficial ownership of our common stock as of March 5, 2024 by each person that we know beneficially owns more than five percent (5%) of our common stock. We have based percentage ownership of our common stock on 45,841,836 shares of our common stock outstanding as of the measurement date.
	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	8,289,688	18.08%

Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	5,655,428	12.34%
(1)
Information is based on Amendment No. 24 to a Schedule 13G/A filed with the SEC on January 22, 2024 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2023 on behalf of its investment advisory subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. The Schedule 13G indicates that BlackRock Fund Advisors beneficially owns 5% or greater of these shares reported, and that BlackRock, Inc. has sole voting power over 8,041,148 of these shares and sole dispositive power over all of these shares.

(2)
Information is based on Amendment No. 12 to a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (Vanguard), reporting beneficial ownership as of December 29, 2023. The Schedule 13G indicates that Vanguard has sole dispositive power over 5,571,896 of these shares and shared dispositive power over 83,532 of these shares. Vanguard has shared voting power over 35,647 of these shares.

74	ITRON, INC.	2024 PROXY STATEMENT

LIST OF SHAREHOLDERS OF RECORD
A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.
ANNUAL REPORT AND FINANCIAL STATEMENTS
A copy of our 2023 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2023, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on our Company website, www.itron.com, by selecting “Investors” and then “Financials and Filings.”
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Requirements for Shareholder Proposals to be Considered for Inclusion in Itron’s Proxy Materials.
Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2025 annual meeting. Under Exchange Act Rule 14a-8(e), shareholders that intend to present a proposal at our 2025 annual meeting must give us written notice of the proposal not later than November 19, 2024 for the proposal to be considered for inclusion in our proxy materials for that meeting.
Requirements for Shareholder Proposals and Nominations to be Brought Before the Annual Meeting.
Shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year's annual meeting. Accordingly, shareholders who intend to present proposals at the 2025 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than February 8, 2025 and no sooner than January 9, 2025.
Additionally, our Amended and Restated Bylaws provide that the notice of nominations for election of directors must be received at least 90 days and not more than 120 days prior to the date of our annual meeting (or if less than 60 days' notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). Based on the expected date of the 2025 annual meeting, shareholders who intend to present notice of nominations for election of directors at the 2025 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than February 7, 2025 and no sooner than January 8, 2025.
Our timely receipt of a proposal or nomination by a qualified shareholder will not guarantee inclusion in our proxy materials or presentation at the 2025 annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with all applicable requirements of the SEC's proxy rules, state law, and our Amended and Restated Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC's universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b).
Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.
2024 PROXY STATEMENT	ITRON, INC.	75

OTHER INFORMATION
We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “Investors” and then “Financials and Filings.” Shareholders may submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investors” and then “Contact” or by mail to the following address:
Itron, Inc. – Attention: Investor Relations
2111 N. Molter Road
Liberty Lake, Washington 99019
76	ITRON, INC.	2024 PROXY STATEMENT

APPENDIX A
ITRON, INC.
THIRD AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
(As Amended and Restated, [•], 2024)
SECTION 1. PURPOSE; EFFECTIVE DATE
The name of this Plan is the Itron, Inc. Third Amended and Restated 2010 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enhance the long-term shareholder value of Itron, Inc., a Washington corporation (the “Company”), by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Section 2) and to acquire and maintain stock ownership in the Company.
The Plan is hereby amended and restated, effective as of the date of approval by the shareholders of the Company at the annual shareholders meeting held in 2024 (the “Restatement Effective Date”).
SECTION 2. DEFINITIONS
For purposes of the Plan, the following terms shall be defined as set forth below:
“Award” means any Option, Stock Appreciation Right, Stock Award or Performance Award granted pursuant to the provisions of the Plan.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Corporation in connection with an Award, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets (except in certain circumstances involving government agencies), or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
“Common Stock” means the common stock, no par value per share, of the Company.
“Change in Control Transaction” has the meaning set forth in Section 16.2.1.
“Disability,” unless otherwise defined by the Plan Administrator, means that the Participant would qualify to receive benefit payments under the long-term disability plan or policy, as it may be amended from time to time, of the Company or, if different, the Related Corporation that employs the Participant, regardless of whether Participant is covered by such policy.
“Dividend Equivalent” has the meaning set forth in Section 10.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall be as established by the Plan Administrator acting in good faith to be reasonable and in compliance with Section 409A of the Code or (a) if the Common Stock is listed on The NASDAQ Global Select Market, the closing sales price for the Common Stock as reported by the NASDAQ Global Select Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value. Notwithstanding the foregoing, for income tax reporting and withholding purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Plan Administrator deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Plan Administrator in accordance with applicable law and uniform and nondiscriminatory standards adopted by it from time to time.
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Appendix A
“Grant Date” means the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.
“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option or that fail to qualify as an Incentive Stock Option.
“Option” means the right to purchase Common Stock granted under Section 7.
“Option Term” has the meaning set forth in Section 7.3.
“Outstanding Qualified Performance Based Awards” means an Award granted prior to November 3, 2017 and that is outstanding as of the Restatement Effective Date and is intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. In the interest of clarity, all provisions of the Plan governing Outstanding Qualified Performance Based Awards that were in effect prior to the Restatement Effective Date shall continue in effect with respect to Outstanding Qualified Performance Based Awards, notwithstanding the elimination of such provisions from the Plan.
“Parent,” except as otherwise provided in Section 8.7 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.
“Participant” means the person to whom an Award is granted.
“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 12.
“Performance Share” has the meaning set forth in Section 12.1.
“Performance Unit” has the meaning set forth in Section 12.2.
“Plan Administrator” has the meaning set forth in Section 3.1.
“Prior Plan” means the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan.
“Related Corporation” means any Parent or Subsidiary of the Company.
“Restricted Stock” has the meaning set forth in Section 11.1.
“Retirement” has the meaning assigned to it in the instrument evidencing the Award.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 9.
“Stock Award” means Unrestricted Stock, Restricted Stock or Stock Units granted under Section 11.
“Stock Unit” has the meaning set forth in Section 11.2.
“Subsidiary,” except as otherwise provided in Section 8.7 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.
“Successor Corporation” has the meaning set forth in Section 16.2.2.
“Tax-Related Items” means U.S. federal, state and/or local taxes, and/or taxes imposed by jurisdictions outside of the U.S. (including, but not limited to, income tax, social insurance contributions or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax obligations, stamp taxes, and any other taxes or tax-related item that may be due) required by law to be withheld, including any employer liability shifted to the Participant under the terms of the instrument evidencing the Award or otherwise.
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Appendix A
“Termination Date” has the meaning set forth in Section 7.6.
“Unrestricted Stock” has the meaning set forth in Section 11.1.
SECTION 3. ADMINISTRATION
3.1 Plan Administrator
The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of, two or more members of the Board who meet the independence standards set forth by the NASDAQ Global Select Market (the “Plan Administrator”). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any Outstanding Qualified Performance Based Awards, the requirements of “outside directors” as contemplated by Section 162(m) of the Code, and with respect to persons subject or likely to become subject to Section 16 of the Exchange Act, the requirements of “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Board.
3.2 Administration and Interpretation by Plan Administrator
Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected.
In any event, however, (a) no Option or SAR may be amended to reduce the exercise price of such Option or SAR below the per share Fair Market Value of the Common Stock as of the date the Option or SAR was granted, and (b) except as provided in Section 16.1 and Section 16.3 hereof, at any time when the then-current fair market value of a share of Common Stock is less than the Fair Market Value of a share of Common Stock on the date that an outstanding Option or SAR was granted, such outstanding Option or SAR may not be cancelled or surrendered in exchange for (i) cash, (ii) an Option or SAR having an exercise price that is less than the Fair Market Value of a share of Common Stock on the date that the original Option or SAR was granted, or (iii) any other Award.
The Plan Administrator may delegate ministerial duties to such of the Company’s officers as it so determines.
SECTION 4. STOCK SUBJECT TO THE PLAN
4.1 Number of Shares
(a) Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock that shall be authorized for grant under the Plan shall be the sum of (i) 13,991,273, plus (ii) any shares subject to awards granted under the Prior Plan that are forfeited, expire or are otherwise cancelled or settled in cash after the initial adoption of the Plan in 2010. A maximum of 13,375,000 shares of Common Stock may be granted as Incentive Stock Options.
Any shares of Common Stock that are subject to Options or SARs shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted, and any shares that are subject to Awards other than Options or SARs shall be counted against this limit as 1.7 shares of Common Stock for every one (1) share of Common Stock granted.
(b) If (i) any shares of Common Stock subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) any shares of Common Stock subject to an award under the Prior Plan are forfeited, or an award under the Prior Plan expires or is settled for cash (in whole or in part), the shares of Common Stock subject to such Award or
2024 PROXY STATEMENT	ITRON, INC.	A-3

Appendix A
award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 4.1(d) below. In the event that withholding liabilities for Tax-Related Items arising from an Award other than an Option or Stock Appreciation Right or an award other than an option or stock appreciation right under any Prior Plan are satisfied by surrendering of shares subject to the Award, the shares so surrendered shall be added to the shares available for Awards under the Plan in accordance with Section 4.1(d) below. Notwithstanding anything to the contrary contained herein, the following shall not be added to the shares of Common Stock authorized for grant under Section 4.1(a) above: (x) shares of Common Stock subject to an Option or an Award surrendered in payment of the Option exercise price or Award purchase price or shares of Common Stock subject to an option or award granted under the Prior Plan surrendered in payment of the option exercise price or award purchase price, or to satisfy any withholding obligation for Tax-Related Items with respect to an Option or SAR or an option or stock appreciation right granted under the Prior Plan, (y) shares of Common Stock that are not issued as a result of a net settlement of an Option or SAR or an option or stock appreciation right granted under the Prior Plan, and (z) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the Prior Plan. For purposes of this Section 4.1 and for the avoidance of any doubt, “surrendered” includes the tendering of shares held by the Participant or withheld from an Award voluntarily by the Participant or mandatorily by the Company.
(c) Substitute Awards granted pursuant to Section 6.3 below shall not reduce the number of shares of Common Stock authorized for grant under the Plan. Additionally, and in accordance with applicable Nasdaq or other applicable stock exchange listing requirements, in the event that a company acquired by the Company or with which the Company combines has shares of stock available under a pre-existing plan approved by such company’s shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Corporation prior to such acquisition or combination.
(d) Any shares of Common Stock that again become available for grant pursuant to this Section 4.1 shall be added back as (i) one (1) share of Common Stock if such shares were subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and (ii) as 1.7 shares of Common Stock if such shares were subject to Awards other than Options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.
(e) Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director plus the total of all cash paid or payable to such non-employee director for services rendered during any single calendar year shall not exceed $500,000. For the avoidance of doubt, any compensation that is deferred shall be counted towards the foregoing limit for the year in which the compensation is earned (and not counted in the year it is paid/settled), and no interest or other earnings on such compensation shall count towards the limit.
4.2 Character of Shares
Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
SECTION 5. ELIGIBILITY
Awards may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such Participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
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Appendix A
SECTION 6. AWARDS
6.1 Form and Grant of Awards
The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, SARs, Dividend Equivalents, Stock Awards and Performance Awards. Awards may be granted singly or in combination.
6.2 Settlement of Awards
The Company may settle Awards through the delivery of shares of Common Stock, the payment of a cash amount equal to or by reference to the Fair Market Value of the shares of Common Stock on the date of settlement of an Award other than an Option or SAR, the granting of replacement Awards, or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or Dividend Equivalents, including converting such credits into deferred stock equivalents.
6.3 Acquired Company Awards
Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
6.4 Minimum Vesting Requirements
Notwithstanding any other provision of the Plan, except in connection with Awards that are substituted pursuant to Section 6.3 hereof, Awards that may be settled only in cash or an adjustment provided for in Section 16, no portion of an Award may vest prior to the date that the Participant has completed one year of service measured from the Grant Date, subject to earlier vesting in whole or in part in connection with a Change in Control Transaction or upon a Participant’s death or Disability; provided, however, that the Company may grant Awards with respect to up to five percent (5%) of the number of shares of Common Stock reserved under Section 4.1 without regard to the minimum vesting period set forth in this Section 6.4. The Committee may accelerate the vesting or exercisability of an Award in circumstances other than a Change in Control Transaction or a Participant’s death or Disability, provided that such acceleration does not cause an Award that is subject to the minimum vesting requirements of this Section 6.4 to vest or become exercisable prior to the first anniversary of the Grant Date.
SECTION 7. OPTIONS
7.1 Grant of Options
The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.
7.2 Option Exercise Price
The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator. Except in the case of a substitute or assumed option pursuant to Section 6.3 above, the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.
7.3 Term of Options
The term of each Option (the “Option Term”) shall be as established by the Plan Administrator, but shall not exceed ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.
2024 PROXY STATEMENT	ITRON, INC.	A-5

Appendix A
7.4 Vesting/Exercise of Options
The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than “full-time” as that term is defined by the Plan Administrator (taking into consideration definitions under local law) or who takes a Company-approved leave of absence.
To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. Alternatively, the Option may be exercised electronically through a third-party stock plan service provider designated by the Company and according to such procedures established by the Company. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.
7.5 Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of:
(a) cash or check;
(b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant (for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;
(c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the Option exercise price and any withholding obligations with respect to Tax-Related Items that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or
(d) such other consideration as the Plan Administrator may permit.
7.6 Post-Termination Exercises
The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:
(a) Any portion of an Option that is not vested and exercisable on the date of termination of the Participant’s employment or service relationship (the “Termination Date”) shall expire on such date.
(b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of:
(i) the last day of the Option Term;
(ii) if the Participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and
(iii) if the Participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.
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Appendix A
Notwithstanding the foregoing, if the Participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.
Also notwithstanding the foregoing, in case of termination of the Participant’s employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination Date, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:
8.1 Dollar Limitation
To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
8.2 More Than 10% Shareholders
If an individual owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.
8.3 Eligible Employees
Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.
8.4 Term
Subject to Section 8.2, the Option Term shall not exceed ten years.
8.5 Exercisability
An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date (including as a result of a termination that occurs where the Participant has been on leave of absence for more than three months, unless the Participant’s reemployment rights are guaranteed by statute or contract) for reasons other than death or Disability, or (b) more than one year after the Termination Date by reason of Disability.
8.6 Notification of Disqualifying Disposition
The Participant must promptly notify the Company of any disposition of the shares of Common Stock acquired upon exercise of an Incentive Stock Option that occurs prior to the expiration of the holding period required to receive the favorable tax treatment applicable to Incentive Stock Options, which period shall be set forth in the instrument evidencing the Option.
8.7 Code Definitions
For purposes of this Section 8, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
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Appendix A
SECTION 9. STOCK APPRECIATION RIGHTS
The Plan Administrator is authorized to make Awards which shall entitle a Participant to exercise all or a specified portion of the Award (to the extent then exercisable pursuant to its terms) and to receive from the Company the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise over (b) the exercise price of the SAR which shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date (“Stock Appreciation Rights” or “SARs”).
SARs may be granted on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the exercise of the SAR, whether the SAR shall be payable in cash or in shares of Common Stock, and the circumstances under which forfeiture of the SAR shall occur by reason of termination of the Participant’s employment or service relationship.
The term of a SAR shall not exceed ten years.
SECTION 10. DIVIDEND EQUIVALENTS/DIVIDENDS
The Plan Administrator is authorized to make Awards which shall entitle a Participant to receive credit based on dividends that would have been paid on shares of Common Stock subject to an Award if such shares had been held by the Participant at the time such dividend was declared (“Dividend Equivalents”), provided, however, that Dividend Equivalents shall not be granted in connection with Options or SARs. Dividend Equivalents may be granted on such terms and conditions and subject to such restrictions as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the underlying Award. Notwithstanding the provisions of this Section 10, Dividend Equivalents granted with respect to any Award shall either be credited and accumulated and/or reinvested as additional units or shares in a bookkeeping account or otherwise, and in all events shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Award and shall not be paid unless and until the underlying Award vests.
Any dividends that are distributable with respect to Restricted Stock shall be credited/accumulated, subject to restrictions and risk of forfeiture to the same extent as the underlying Award, and shall not be paid unless and until the underlying Award vests.
SECTION 11. STOCK AWARDS
11.1 Restricted and Unrestricted Stock
The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award (“Restricted Stock”). The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock shall occur by reason of termination of the Participant’s employment or service relationship, if any.
The Plan Administrator is also authorized to make Awards of Common Stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of Common Stock subject to the Award (“Unrestricted Stock”), subject to the provisions of Section 6.4.
11.2 Stock Units
The Plan Administrator is authorized to make Awards denominated in units of Common Stock (“Stock Units”) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the Participant and the circumstances under which forfeiture of the Stock Units shall occur by reason of termination of the Participant’s employment or service relationship.
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Appendix A
11.3 Issuance of Shares
Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant’s death, to the personal representative of the Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.
11.4 Waiver of Restrictions
Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Outstanding Qualified Performance-Based Awards.
SECTION 12. PERFORMANCE AWARDS
12.1 Performance Shares
The Plan Administrator may grant Awards of performance shares (“Performance Shares”) and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.
12.2 Performance Units
The Plan Administrator may grant Awards of performance units (“Performance Units”) and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.
SECTION 13. PERFORMANCE GOALS AND RELATED ADJUSTMENTS
13.1 Performance Goal Criteria
Performance goals established by the Plan Administrator for purpose of Awards that vest based on performance conditions shall be based on the business criteria selected by the Plan Administrator that may including, either individually, alternatively or in any combination, as reported or calculated by the Company: (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price or total shareholder return; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) cumulative earnings per share growth; (xiii) operating margin or profit margin; (xiv) cost targets, reductions and savings, productivity and efficiencies; (xv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, product quality measures, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvi) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures,
2024 PROXY STATEMENT	ITRON, INC.	A-9

Appendix A
research or development collaborations, and the completion of other corporate transactions; (xvii) other measurable business drivers; and (xviii) any combination of, or a specified increase in, any of the foregoing, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years or other period, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group.
13.2 Adjustments
Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Plan Administrator may provide for exclusion of the impact of an event or occurrence which the Plan Administrator determines should appropriately be excluded, including, without limitation (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.
SECTION 14. WITHHOLDING
The Company or the Related Corporation, as applicable, shall have the authority and right to deduct or withhold from any payments made to the Participant by the Company or the Related Corporation, or require the Participant to pay to the Company or the Related Corporation, the amount of any Tax-Related Items that the Company or a Related Corporation determines is required to withhold with respect to any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, in whole or in part, (a) allow a Participant to pay cash (by check or wire transfer), (b) allow the Company to withhold, or allow a Participant to elect to have the Company withhold, shares of Common Stock having a fair market value equal to the sums required to be withheld, which may be determined using rates of up to the maxim rates applicable in the applicable jurisdiction (with the fair market value of the shares to be withheld and the applicable rate of withholding for Tax-Related Items determined on the date that the amount of the Tax-Related Items to be withheld is to be determined), (c) allow the transfer to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the fair market value of the withholding obligation, (d) allow the Company or the Related Corporation wot withhold from any cash compensation otherwise due the Participant, (e) allow the Company or Related Corporation to withhold from the proceeds of the sale of shares underlying an Award, either through a voluntary sale or a mandatory sale arranged by the Company or Related Corporation on the Participant’s behalf, without need of further authorization, or (f) may permit any other method set forth in the instrument evidencing the Award. No Common Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Plan Administrator for the satisfaction of these obligations for Tax-Related Items with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.
SECTION 15. ASSIGNABILITY
Except as provided below, Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the instrument evidencing the Award provides that a Participant may designate a beneficiary on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death, and the Participant has made such a designation. During a Participant’s lifetime, Awards may be exercised only by the Participant. To the extent permitted by Section 422 of the Code and under such terms and conditions as determined by the Plan Administrator and provided such transfer is consistent with securities offerings registered on a Form S-8, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and
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Appendix A
conditions of the Plan and the Award agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.
SECTION 16. ADJUSTMENTS
16.1 Adjustment of Shares
In the event that, at any time or from time to time, a stock dividend, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend (whether in the form of cash, securities of the Company or other property), or other change in the Company’s corporate or capital structure affects the Common Stock or its value or results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities that may be made subject to certain Awards as set forth in Section 4.1 (including the number of shares that may be issued pursuant to the exercise of Incentive Stock Options), (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor, and (iii) the number and kind of securities automatically granted pursuant to a formula program established under the Plan. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.
16.2 Change in Control Transaction
16.2.1 Definitions
“Change in Control Transaction” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:
(a) any Person is or becomes the Beneficial Owner (as such term is set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 16.2.1(c)(i);
(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the date of this agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Person other than the Board shall not be considered a member of the Incumbent Board;
(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which members of the Incumbent Board constitute a majority of the members of the board of directors (or similar body) of the surviving entity or, if the surviving entity is a subsidiary, any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates (as such term is set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 50% more of the combined voting power of the Company’s then outstanding securities; or
(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
2024 PROXY STATEMENT	ITRON, INC.	A-11

Appendix A
For purposes of this Section 16.2.1, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
For clarity, a Change in Control Transaction shall not be deemed to have occurred in the event of a reorganization of the Company and/or any Related Corporations nor in the event of a reincorporation of the Company or any Related Corporation in another jurisdiction.
16.2.2 Assumption of Awards
Notwithstanding Section 16.1 hereof, and except as provided in Section 16.2.3 and as may otherwise be provided in the instrument evidencing the Award or in written employment or services or other agreement between a Participant and the Company or a Related Corporation in connection with an Award, if in the event of a Change in Control Transaction a Participant’s Awards are not assumed, converted, continued, replaced or an equivalent award is not substituted for the Awards by the surviving corporation, the successor corporation or its parent corporation, as applicable, (the “Successor Corporation”), the Participant shall fully vest in and, if applicable, have the right to exercise the Award as to all of the shares of Common Stock subject thereto, including shares as to which the Award would not otherwise be vested or, if applicable, exercisable. If an Award is in the form of an exercisable right that will become fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control Transaction, the Plan Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a specified time period after the date of such notice, and the Award shall terminate upon the expiration of such period, in each case conditioned on the consummation of the Change in Control Transaction. For the purposes of this Section 16.2.2, the Award shall be considered assumed if, following the Change in Control Transaction, the assumed right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control Transaction, the consideration (whether stock, cash, or other securities or property) received in the Change in Control Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the settlement or exercise of the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control Transaction. The Plan Administrator may provide that Awards shall terminate and cease to remain outstanding immediately prior to the consummation of the Change in Control Transaction, except to the extent assumed by the Successor Corporation. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Nonqualified Stock Option.
16.2.3 Performance Awards
In the event of a Change in Control Transaction, the vesting and payout of Performance Awards shall be as provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Corporation.
16.3 Further Adjustment of Awards
Subject to Section 16.2, the Plan Administrator shall have the discretion, exercisable at any time before a Change in Control Transaction, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such Change in Control Transaction that is the reason for such action. Such authorized action may include (but shall not be limited to) the following, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants; provided, however, that any vesting acceleration of outstanding Awards shall in all cases be subject to the consummation of the sale, merger, other similar transaction or change in control:
(a) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications;
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Appendix A
(b) providing for either (i) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 16.3 the Plan Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Plan Administrator in its sole discretion;
(c) making adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(d) to provide that such Award shall be exercisable or payable or fully vested with respect to all shares of Common Stock covered thereby, notwithstanding anything to the contrary in the Plan or the applicable agreement evidencing the Award; and
(e) to provide that the Award cannot vest, be exercised or become payable after such event.
16.4 Limitations
The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
16.5 Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.
SECTION 17. AMENDMENT AND TERMINATION OF PLAN
17.1 Amendment of Plan
The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Awards, or (c) otherwise require shareholder approval under any applicable law, regulation or stock exchange rules.
17.2 Suspension or Termination of Plan
The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the Second Amended 2010 Plan's adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.
17.3 Consent of Participant
The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 and any amendment or other action contemplated under Section 18.9 or as may necessary or advisable to facilitate compliance with applicable law, as determined in the sole discretion of the Plan Administrator, shall not be subject to these restrictions.
SECTION 18. GENERAL
18.1 Evidence of Awards
Awards granted under the Plan shall be evidenced by a written instrument (which may also be in electronic form) that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.
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Appendix A
18.2 No Individual Rights
Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant’s employment or other relationship at any time, with or without Cause.
18.3 Transfer of Employment or Service Relationship; Leaves of Absence
A Participant’s transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor or vice versa, shall not be considered a termination of employment or service relationship for purposes of the Plan.
The effect of a Company-approved leave of absence on the terms and conditions of an Award shall be determined by the Plan Administrator, in its sole discretion.
18.4 Compliance with Law
Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act, exchange control law), and the applicable requirements of any securities exchange, similar entity or other governmental regulatory body, or prior to obtaining any approval or other clearance from any governmental authority, which compliance or approval the Company shall, in its absolute discretion, deem necessary or advisable; provided, however, that the Company shall have no any obligation to register or qualify the Common Stock with, or to seek approval or clearance from any, governmental authority for the issuance, sale or delivery of Common Stock.
The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws or any non-U.S. securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, to continue in effect any such registrations or qualifications if made, or to seek approval or clearance from any governmental authority for the issuance, sale or delivery of Common Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.
To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
18.5 No Rights as a Shareholder
No Option, SAR, Stock Unit or Performance Unit shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
18.6 Interpretive Authority
Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.
18.7 Participants in Non–U.S. Countries
To facilitate compliance with the laws in non-U.S. countries in which the Company and its Related Corporations operate or have Participants and/or to take advantage of specific tax treatment for Awards granted to Participants in such countries, the Plan Administrator shall have the power and authority to: (i) modify the terms and conditions of any Award; (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or desirable, including adoption of rules, procedures or sub-plans applicable to particular Related Corporations or Participants residing in particular locations; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 4 of the Plan; and (iii) take any action, before or after an Award is made, that it deems
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Appendix A
advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Plan Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other law applicable to the Common Stock or the issuance of Common Stock under the Plan.
18.8 No Trust or Fund
The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
18.9 Section 409A
To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the written instrument evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any written instrument evidencing any Award shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Restatement Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Restatement Effective Date the Plan Administrator determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Restatement Effective Date), the Plan Administrator may, without consent of the Participant, adopt such amendments to the Plan and the applicable written instrument evidencing the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest, and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. Notwithstanding the foregoing, the Company makes no representation or covenant to ensure that the Awards and the payment are exempt from or compliant with Section 409A of the Code and will have no liability to the Participants or any other party if the Awards or payment of the Awards that are intended to be exempt from, or compliant with, Section 409A of the Code, are not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto.
18.10 Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
18.11 Choice of Law
The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to conflict of laws principles.
18.12 No Representation or Warranty Regarding Tax Treatment.
Notwithstanding any language contained in the Plan or any Award, the Company does not represent or warrant that any particular tax treatment will be achieved.
18.13 Fractional Shares.
Unless the Plan Administrator provides otherwise, no fractional shares shall be issuable by the Company pursuant to the exercise or settlement of Awards under the Plan. The Plan Administrator shall also have the authority to determine whether fractional shares subject to an Award shall be rounded down to the nearest whole share of Common Stock or a cash payment shall be made in lieu of fractional shares.
2024 PROXY STATEMENT	ITRON, INC.	A-15

Appendix A
SECTION 19. CLAWBACK/RECOVERY
All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, including any implementing rules adopted under the Exchange Act and by the Nasdaq or other applicable law. In addition, the Plan Administrator may impose such other clawback, recovery or recoupment provisions on an Award as the Plan Administrator determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause (as determined by the Plan Administrator).
A-16	ITRON, INC.	2024 PROXY STATEMENT

Itron

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ITRON, INC.

The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:

Nominees	For	Against	Abstain
1a. Sanjay Mirchandani	☐	☐	☐
1b. Thomas L. Deitrich	☐	☐	☐
1c. Timothy M. Leyden	☐	☐	☐
1d. Santiago Perez	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

	For	Against	Abstain
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐
3. Proposal to approve the Third Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for 2024.	☐	☐	☐

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V33196-P98930

ITRON, INC.
Annual Meeting of Shareholders
May 9, 2024 9:00 AM Central Time
This proxy is solicited by the Board of Directors

Thomas L. Deitrich and Christopher E. Ware, and each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Itron, Inc. to be held on May 9, 2024, at 9:00 am Central Time or at any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting.

Shares represented by all properly executed proxies will be voted in accordance with the instructions appearing on the proxy. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 8, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 6, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ITRI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 8, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 6, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33197-P98930 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITRON, INC.

The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:

Nominees	**For**	**Against**	**Abstain**
1a. Sanjay Mirchandani	☐	☐	☐
1b. Thomas L. Deitrich	☐	☐	☐
1c. Timothy M. Leyden	☐	☐	☐
1d. Santiago Perez	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

	For	**Against**	**Abstain**
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐
3. Proposal to approve the Third Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V33198-P98930

ITRON, INC.
Annual Meeting of Shareholders
May 9, 2024 9:00 AM Central Time
This proxy is solicited by the Board of Directors

Fidelity Management Trust Company ("Fidelity"), as Trustee of the Itron, Inc. Incentive Savings Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by Fidelity as holder of record. **Fidelity will vote your securities in accordance with your wishes if you execute this form and return it promptly in the enclosed business reply envelope, or provide directions via the telephone or internet, as described elsewhere in this form. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.**

For this meeting, to the extent of its authority to vote securities in the absence of participant instructions, unless otherwise required by law, Fidelity will not vote any allocated shares with respect to which Fidelity does not receive timely voting directions. In order to ensure that your securities are voted as you wish, please provide your vote directions by May 6, 2024.

Continued and to be signed on reverse side